1933 Act Registration No. 333-07463

1940 Act Registration No. 811-07687

As filed with the Securities and Exchange Commission on March 21, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 34	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 34	☑

FIRST AMERICAN STRATEGY FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

(612) 303-7557

(Registrant’s Telephone Number, including Area Code):

Michael W. Kremenak

U.S. Bancorp Center

800 Nicollet Mall, BC-MN-H04N

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	on (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 34

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A — The Prospectus for the Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Growth Allocation Fund, Nuveen Balanced Allocation Fund and Nuveen Strategy Conservative Allocation Fund

Part B — The Statement of Additional Information for the Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Growth Allocation Fund, Nuveen Balanced Allocation Fund and Nuveen Strategy Conservative Allocation Fund

Part C — Other Information

Signatures

Index to Exhibits

Exhibits

Mutual Funds

Prospectus

March 21, 2011

Nuveen Asset Allocation Funds

Share Class/Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1    Fund Summaries

Nuveen Strategy Aggressive Growth Allocation Fund

Investment Objective

The investment objective of the fund is to seek a high level of capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the prospectus, ”How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Acquired Fund Fees and Expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses[3]	1.58%	2.33%	2.33%	1.83%	1.33%
Fee Waivers and Expense Reimbursements	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.35%	2.10%	2.10%	1.60%	1.10%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$705	$713	$213	$163	$112	$705	$213	$213	$163	$112
3 Years	$1,024	$1,005	$705	$553	$399	$1,024	$705	$705	$553	$399
5 Years	$1,365	$1,324	$1,224	$969	$707	$1,365	$1,224	$1,224	$969	$707
10 Years	$2,327	$2,461	$2,648	$2,129	$1,581	$2,327	$2,461	$2,648	$2,129	$1,581

2

Section 1    Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 10% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	86%	55-100%
Fixed Income Funds	5%	0-45%
Absolute Return Funds	4%	0-10%
Other Securities*	5%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

Section 1    Fund Summaries

3

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

4

Section 1    Fund Summaries

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 17.20% and -22.11%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Moderately Aggressive U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Moderately Aggressive U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 80% of the risk of the U.S. equities market. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

5

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Aggressive Growth Allocation Fund:
Class A (return before taxes)	9/24/01	6.79%	2.51%	N/A	5.57%
Class B (return before taxes)	9/24/01	7.55%	2.80%	N/A	5.46%
Class C (return before taxes)	9/24/01	12.55%	2.98%	N/A	5.47%
Class R3 (return before taxes)	10/1/96	12.99%	3.50%	2.60%	N/A
Class R3 (return after taxes on distributions)		12.59%	3.15%	2.22%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		8.60%	2.89%	2.07%	N/A
Class I (return before taxes)	9/24/01	13.52%	4.00%	N/A	6.50%
Dow Jones Moderately Aggressive U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		18.31%	4.39%	4.72%	7.22%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:
David R. Cline	Vice President	October 1996

6

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

7

Nuveen Strategy Growth Allocation Fund

Investment Objective

The investment objective of the fund is to seek capital growth with a moderate level of current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the prospectus, ”How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Total Annual Fund Operating Expenses[3]	1.49%	2.24%	2.24%	1.74%	1.24%
Fee Waivers and Expense Reimbursements	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.30%	2.05%	2.05%	1.55%	1.05%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

8

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$700	$708	$208	$158	$107	$700	$208	$208	$158	$107
3 Years	$1,001	$982	$682	$530	$375	$1,001	$682	$682	$530	$375
5 Years	$1,324	$1,283	$1,183	$926	$663	$1,324	$1,183	$1,183	$926	$663
10 Years	$2,237	$2,371	$2,560	$2,036	$1,483	$2,237	$2,371	$2,560	$2,036	$1,483

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 10% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth

Section 1    Fund Summaries

9

in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	72%	45-90%
Fixed Income Funds	21%	0-55%
Absolute Return Funds	3%	0-8%
Other Securities*	4%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

10

Section 1    Fund Summaries

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds. may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 16.83% and -19.28%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Moderate U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Moderate U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 60% of the risk of the U.S. equities markets. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

11

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Growth Allocation Fund:
Class A (return before taxes)	9/24/01	5.93%	2.88%	N/A	5.32%
Class B (return before taxes)	9/24/01	6.50%	3.13%	N/A	5.21%
Class C (return before taxes)	9/24/01	11.55%	3.31%	N/A	5.22%
Class R3 (return before taxes)	10/1/96	12.06%	3.83%	3.04%	N/A
Class R3 (return after taxes on distributions)		11.44%	3.05%	2.29%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		8.01%	3.01%	2.27%	N/A
Class I (return before taxes)	9/24/01	12.64%	4.35%	N/A	6.25%
Dow Jones Moderate U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		15.23%	4.78%	5.16%	6.91%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

David R. Cline	Vice President	October 1996

12

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

13

Nuveen Strategy Balanced Allocation Fund

Investment Objective

The investment objective of the fund is to seek both capital growth and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the prospectus, ”How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses[3]	1.38%	2.13%	2.13%	1.63%	1.13%
Fee Waivers and Expense Reimbursements	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.26%	2.01%	2.01%	1.51%	1.01%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$696	$704	$204	$154	$103	$696	$204	$204	$154	$103
3 Years	$976	$955	$655	$502	$347	$976	$655	$655	$502	$347
5 Years	$1,276	$1,233	$1,133	$875	$611	$1,276	$1,133	$1,133	$875	$611
10 Years	$2,127	$2,262	$2,453	$1,923	$1,364	$2,127	$2,262	$2,453	$1,923	$1,364

14

Section 1    Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by generally providing significant allocations to both underlying funds that invest primarily in equity securities and to underlying funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 5% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	59%	30-75%
Fixed Income Funds	36%	15-70%
Absolute Return Funds	2%	0-7%
Other Securities*	3%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

Section 1    Fund Summaries

15

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

16

Section 1    Fund Summaries

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 16.43% and -16.87%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Moderate U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Moderate U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 60% of the risk of the U.S. equities markets. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

17

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Balanced Allocation Fund:
Class A (return before taxes)	9/24/01	5.54%	3.17%	N/A	5.09%
Class B (return before taxes)	9/24/01	6.08%	3.45%	N/A	4.98%
Class C (return before taxes)	9/24/01	11.14%	3.63%	N/A	4.99%
Class R3 (return before taxes)	10/1/96	11.64%	4.13%	3.50%	N/A
Class R3 (return after taxes on distributions)		10.88%	3.00%	2.47%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		7.57%	3.07%	2.50%	N/A
Class I (return before taxes)	9/24/01	12.21%	4.65%	N/A	6.02%
Dow Jones Moderate U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		15.23%	4.78%	5.16%	6.91%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:
David R. Cline	Vice President	October 1996

18

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other
categories of eligible investors as
described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

19

Nuveen Strategy Conservative Allocation Fund

Investment Objective

The investment objective of the fund is to seek a high level of current income consistent with limited risk to capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the prospectus, ”How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses[3]	1.42%	2.17%	2.17%	1.67%	1.17%
Fee Waivers and Expense Reimbursements	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.17%	1.92%	1.92%	1.42%	0.92%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 year	$687	$695	$195	$145	$94	$687	$195	$195	$145	$94
3 years	$975	$955	$655	$502	$347	$975	$655	$655	$502	$347
5 years	$1,284	$1,242	$1,142	$884	$620	$1,284	$1,142	$1,142	$884	$620
10 years	$2,159	$2,293	$2,484	$1,955	$1,398	$2,159	$2,293	$2,484	$1,955	$1,398

20

Section 1    Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by providing a high allocation to underlying funds that invest primarily in fixed income securities, but also has a limited exposure to underlying funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 5% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	31%	10-55%
Fixed Income Funds	67%	30-90%
Absolute Return Funds	1%	0-5%
Other Securities*	1%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

Section 1    Fund Summaries

21

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

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Section 1    Fund Summaries

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 15.68% and -11.31%, respectively, for the quarters ended June 30, 2009 and December 31, 2008

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Conservative U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Conservative U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 20% of the risk of the U.S. equities market. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Conservative Allocation Fund:
Class A (return before taxes)	9/24/01	3.36%	3.69%	N/A	4.81%
Class B (return before taxes)	9/24/01	3.89%	3.96%	N/A	4.69%
Class C (return before taxes)	9/24/01	8.81%	4.12%	N/A	4.69%
Class R3 (return before taxes)	10/1/96	9.40%	4.65%	4.70%	N/A
Class R3 (return after taxes on distributions)		8.47%	3.24%	3.35%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		6.12%	3.27%	3.29%	N/A
Class I (return before taxes)	9/24/01	9.92%	5.17%	N/A	5.74%
Dow Jones Conservative U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		8.72%	5.83%	5.90%	6.06%

Section 1    Fund Summaries

23

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:
David R. Cline	Vice President	October 1996

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other
categories of eligible investors as
described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”).

David R. Cline, Vice President of Nuveen Asset Management, is primarily responsible for the funds’ management. Mr. Cline has been primarily responsible for the day-to-day management of the funds since January 2000, and had previously co-managed the funds since their inception in October 1996. Mr. Cline entered the financial services industry when he joined FAF in 1989. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the funds is provided in the statement of additional information.

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25

Management Fees

The management fee schedule for each fund is an annual fee equal to 0.10% of the average daily net assets of the Fund.

The table below reflects management fees paid to FAF, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Management Fee as a % of Average Daily Net Assets
Nuveen Strategy Aggressive Growth Allocation Fund	0.10%
Nuveen Strategy Growth Allocation Fund	0.10%
Nuveen Strategy Balanced Allocation Fund	0.10%
Nuveen Strategy Conservative Allocation Fund	0.10%

A discussion regarding the basis for the board’s approval of the funds’ investment advisory agreement will appear in the funds’ semi-annual report to shareholders for the period ended February 28, 2011.

Each of the funds described in this prospectus is a “fund of funds.” The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objective by investing primarily in a variety of other mutual funds (underlying funds) which are also advised by the funds’ investment adviser. Each of the funds also may invest, to the limited extent described below, in ETFs, closed-end investment companies, and other investment companies not affiliated with the funds, and in securities that provide the funds with exposure to the performance of commodities. The list set forth in Appendix A to this prospectus represents the underlying funds in which the funds may currently invest. With Nuveen Fund Advisors’ approval, Nuveen Asset Management may add to the list of underlying funds without the prior approval of or prior notice to shareholders.

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

Investment Process

Nuveen Asset Management uses target allocations (set forth under “Principal Investment Strategies”) as general guides in setting each fund’s actual allocations. The actual allocations may be adjusted within the allocation ranges in order to take advantage of current or expected market conditions, or to manage risk. Allocation decisions are made by the funds’ portfolio manager with input from Nuveen’s Asset Allocation Committee, which provides oversight and tactical allocation guidance for the funds. The Asset

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Section 2    How We Manage Your Money

Allocation Committee is currently comprised of: David R. Cline, Portfolio Manager; David A. Chalupnik, CFA, Head of Equities; Keith B. Hembre, CFA, Chief Economist and Chief Investment Strategist; Tony A. Rodriguez, Co-Head of Fixed Income; Thomas S. Schreier, Jr., Vice Chairman of Wealth Management for Nuveen Investments; and John G. Wenker, Head of Real Estate.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the funds’ statement of additional information. Certain portfolio holdings information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” section on the home page and following the applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

The principal risks of investing in each fund are identified in the “Fund Summaries” section. These risks are further described below.

Allocation risk. Each fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Additional expenses. Investing in the underlying funds and in unaffiliated investment companies through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities risk. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.

Derivatives risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to

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27

value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

In order to hedge against adverse movements in currency exchange rates, the funds may enter into forward foreign currency exchange contracts. If the sub-adviser’s forecast of exchange rate movements is incorrect, a fund may realize losses on its foreign currency transactions. In addition, a fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Reliance on Investment Adviser. Each fund is dependent upon services and resources provided by Nuveen Fund Advisors, and therefore Nuveen Fund Advisor’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein may generally have an adverse effect on the financial condition of Nuveen Investments and on the ability of Nuveen Fund Advisors to provide services and resources to the funds.

Risks associated with the underlying funds. In summarizing the risks of the underlying funds below, the funds have organized the discussion into those risks typically associated with Equity Funds, those risks typically associated with Fixed Income Funds and those risks generally associated with both types of underlying funds.

Each of the risks described below affects a fund only to the extent that such fund invests in underlying funds which are subject to such risks. The funds utilize diversification and other methods to seek to reduce risk.

Equity Funds

Equity market risk: The market values of equity securities owned by the underlying funds may decline, at times sharply and unpredictably. Market values of equity securities are affected by a number of different factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Sector risk: Most of the underlying funds do not concentrate their investments in specific economic sectors, although some may from time to time emphasize certain sectors over others. Certain other underlying funds specifically do concentrate their investments in specific economic sectors. To the extent an underlying fund invests a significant portion of its assets in securities of companies in the same economic sector, such underlying fund is more susceptible to economic, political, regulatory and other occurrences

28

Section 2    How We Manage Your Money

influencing that sector. Specific sectors emphasized by certain underlying funds may include:

•

Energy and natural resources: Companies in the energy and natural resources sectors are especially affected by variations in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, energy conservation and the success of exploration projects. An underlying fund’s focus in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

•

REITs: The performance of REITs in which the underlying funds may invest will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

Smaller company risk: Certain underlying funds may invest in equity securities of small or medium-sized companies. Companies with lower market capitalizations may involve greater risk than larger capitalization companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on smaller management groups than larger, more established companies. In addition, the securities of such companies are typically more volatile and less liquid than securities of larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that an underlying fund would like, and so an underlying fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

Style-specific risk: Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain underlying funds invest in companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies conducting initial public offerings or other major corporate events such as acquisitions, mergers, or liquidations; such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

Fixed Income Funds

Asset-backed securities risk: Certain underlying funds may also invest in asset-backed securities. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by

Section 2    How We Manage Your Money

29

the assets backing these securities. The value of an underlying fund’s asset-backed securities may also be affected by changes in interest rates and economic conditions more generally; the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities; and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and the entities that provide any supporting letters of credit, surety bonds or other credit enhancements. Like mortgage-backed securities, the deterioration of the U.S. economy has negatively affected, and may continue to negatively affect, both the price and liquidity of asset-backed securities.

Bond market risk: The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Market values of bonds are affected by a number of different factors, including changes in interest rates, the credit quality of issuers, liquidity and general economic and market conditions. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Credit risk: Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Generally, lower-quality bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

An underlying fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an underlying fund investing primarily in investment grade securities. Securities rated BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality are commonly referred to as “high yield” or “junk” bonds. Lower-grade securities are considered speculative by rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An underlying fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

The underlying funds that invest primarily in municipal bonds may purchase municipal bonds that represent lease obligations that involve special risks because the issuer of those securities may not be obligated to appropriate money annually to make payments under the lease.

Income risk: The income earned from an underlying fund’s portfolio may decline because of falling market interest rates. This can result when an underlying fund invests the proceeds from new share sales, or from matured or called bonds, in bonds with yields that are below the portfolio’s current earnings rate. Also, if an underlying fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund’s income may decrease if short-term interest rates rise.

Interest rate risk: Interest rate risk is the risk that the value of an underlying fund’s portfolio will decline because of rising market interest rates (bond

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Section 2    How We Manage Your Money

prices move in the opposite direction of interest rates). The longer the average maturity (duration) of an underlying fund’s portfolio, the greater its interest rate risk. Underlying funds that invest primarily in municipal bonds may invest in inverse floating rate securities. Interest rate risk may be increased by these investments because of their leveraged nature.

Leveraged securities risk: The underlying funds that invest primarily in municipal bonds may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount an underlying fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments an underlying fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leveraged associated with an underlying fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Mortgage-backed securities risk: Certain underlying funds may be exposed to the risks associated with investing in mortgage-backed securities. Greater risk, such as increased volatility, prepayment risk, non-payment risk and increased default risk, is inherent in portfolios that invest in mortgage-backed securities, especially mortgage-backed securities with exposure to sub-prime mortgages. The downturn in the housing market and the resulting recession in the United States has negatively affected, and may continue to negatively affect, both the price and liquidity of mortgage-backed securities.

Political and economic risks: The values of municipal securities held by an underlying fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The values of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.

Equity and Fixed Income Funds

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price (i.e., the predetermined price or

Section 2    How We Manage Your Money

31

exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Correlation risk: The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

Currency risk: Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an underlying Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. ADRs and non-U.S. securities denominated in U.S. dollars are also subject to currency risk.

Derivatives risk: The underlying funds’ use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team of the underlying fund uses derivatives to enhance an underlying fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the underlying funds. In addition, when the underlying funds invest in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the underlying funds’ shares and can result in losses that exceed the amount originally invested. In addition, in volatile markets, certain derivative instruments and markets may not be liquid, which means an underlying fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Emerging markets risk: Certain underlying funds may invest in companies located in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more

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Section 2    How We Manage Your Money

mature economies. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Inflation risk: Like all mutual funds, the underlying funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value an underlying fund’s assets can decline as can the value of an underlying fund’s distributions.

Non-diversification risk: Certain underlying funds may be non-diversified. A non-diversified underlying fund may invest a relatively high percentage of its assets in a limited number of issuers. A non-diversified underlying fund is more exposed to risks posed by any single political, regulatory or economic occurrence affecting individual issuers in which it invests as well as the financial condition of such issuers. A non-diversified underlying fund’s relative lack of diversity may subject investors to greater market risk than other mutual funds.

Non-U.S. investment risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

Section 2    How We Manage Your Money

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Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” All Class A shares are also subject to an annual service fee of 0.25% of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Investments, LLC ( “the Distributor”), a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, retains any up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 12 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends. Unredeemed Class A shares of the funds that were previously subject to an 18 month CDSC and that were purchased prior to January 18, 2010 are no longer subject to a CSDC.

Class B Shares

The funds will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor begins paying the service fee to your financial advisor or other financial intermediary one year after you purchase shares, but only if you continue to hold the shares at that time. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary a 4.25% up-front sales

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Section 3    How You Can Buy and Sell Shares

commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	5%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your fund’s average daily net assets. Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of

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financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain trustees, directors and employees of Nuveen Investments and its subsidiaries.

•	Certain advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain eligible retirement plans as described in the statement of additional information.

•	Certain additional categories of investors as described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class B, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you; (ii) your spouse or domestic partner and your dependent children; and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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Section 3    How You Can Buy and Sell Shares

•

Certain employees and affiliates of Nuveen Investments. Purchases by officers, trustees and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen Investments, any parent company of Nuveen Investments and subsidiaries thereof, and such employees’ immediate family members (as defined in the statement of additional information).

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment

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37

advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the funds.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds’ custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.
•

Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

•

If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

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Section 3    How You Can Buy and Sell Shares

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call the Distributor at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account, paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, if you meet the eligibility standards of the class of shares into which you want to exchange, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

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39

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

By Phone. If you did not purchase shares through a financial advisor, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to ten business days from the date of purchase.

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Section 3    How You Can Buy and Sell Shares

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund

•	account number

•	dollar amount or number of shares redeemed

•	name on the account

•	signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.

•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.

•	your redemption request is in excess of $50,000.

•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem

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your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account with a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If the funds elect to exercise this right, then annually the funds will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

Financial intermediaries may apply their own procedures in attempting to comply with the funds’ low balance account policy. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

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Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

Dividends from net investment income, if any, are normally declared and paid at least annually. Any capital gains are normally distributed at least once each year. A fund may, however pay dividends or make distributions more frequently.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through the Automated Clearing House (ACH) network, or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call the Distributor at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may

Section 4    General Information

43

produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

The Distributor serves as the selling agent and distributor of the funds’ shares. In this capacity, the Distributor manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class B, C and R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, B, C and R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class B, C and R3 shares may pay more in distribution and service fees and CDSCs (Class B and C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the

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Section 4    General Information

Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting the adviser and/or the Distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Directors or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset value.

Section 4    General Information

45

For the underlying funds, common stocks and other equity securities are generally valued at the last sales price that day, except that securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities are provided by a pricing service. When price quotes are not readily available, the pricing service establishes fair value based on various factors, including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Directors or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value or makes it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the funds’ shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the statement of additional information for details.

If an underlying fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the underlying fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of

46

Section 4    General Information

closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders.

Section 4    General Information

47

The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the funds’ assets is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

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Section 4    General Information

Section 5    Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal year. This information is intended to help you understand each fund’s financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

Nuveen Strategy Aggressive Growth Allocation Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions					Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investment	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)

Class A Shares

Fiscal year ended August 31,
2010(1)	$10.21	0.09	0.39	0.48	(0.13)	—	(0.13)	$10.56	4.64%	$46,829	0.40%	0.80%	0.61%	0.59%	29%
2009(1)	$12.37	0.12	(2.25)	(2.13)	—	(0.03)	(0.03)	$10.21	(17.16)%	$42,509	0.40%	1.37%	0.68%	1.09%	35%
2008(1)	$13.50	0.43	(1.13)	(0.70)	(0.43)	—	(0.43)	$12.37	(5.41)%	$50,241	0.40%	3.25%	0.60%	3.05%	45%
2007(1)	$11.92	0.17	1.66	1.83	(0.25)	—	(0.25)	$13.50	15.51%	$57,337	0.40%	1.34%	0.61%	1.13%	50%
2006(1)	$10.92	0.17	1.00	1.17	(0.17)	—	(0.17)	$11.92	10.77%	$61,645	0.40%	1.44%	0.97%	0.87%	18%

Class B Shares

Fiscal year ended August 31,
2010(1)	$9.88	0.01	0.37	0.38	(0.06)	—	(0.06)	$10.20	3.78%	$3,211	1.15%	0.09%	1.36%	(0.12)%	29%
2009(1)	$12.06	0.05	(2.20)	(2.15)	—	(0.03)	(0.03)	$9.88	(17.77)%	$3,728	1.15%	0.63%	1.43%	0.35%	35%
2008(1)	$13.19	0.30	(1.07)	(0.77)	(0.36)	—	(0.36)	$12.06	(6.06)%	$5,304	1.15%	2.33%	1.35%	2.13%	45%
2007(1)	$11.71	0.06	1.64	1.70	(0.22)	—	(0.22)	$13.19	14.60%	$4,806	1.15%	0.51%	1.36%	0.30%	50%
2006(1)	$10.78	0.06	1.00	1.06	(0.13)	—	(0.13)	$11.71	9.89%	$3,196	1.15%	0.57%	1.72%	—%	18%

Class C Shares

Fiscal year ended August 31,
2010(1)	$9.89	—	0.38	0.38	(0.08)	—	(0.08)	$10.19	3.76%	$10,723	1.15%	—%	1.36%	(0.21)%	29%
2009(1)	$12.07	0.05	(2.20)	(2.15)	—	(0.03)	(0.03)	$9.89	(17.75)%	$7,712	1.15%	0.54%	1.43%	0.26%	35%
2008(1)	$13.20	0.27	(1.04)	(0.77)	(0.36)	—	(0.36)	$12.07	(6.04)%	$6,232	1.15%	2.08%	1.35%	1.88%	45%
2007(1)	$11.72	0.06	1.63	1.69	(0.21)	—	(0.21)	$13.20	14.58%	$3,828	1.15%	0.51%	1.36%	0.30%	50%
2006(1)	$10.78	0.07	1.00	1.07	(0.13)	—	(0.13)	$11.72	9.99%	$2,709	1.15%	0.62%	1.72%	0.05%	18%

Class R3 Shares(4)

Fiscal year ended August 31,
2010(1)	$10.12	0.05	0.39	0.44	(0.12)	—	(0.12)	$10.44	4.24%	$3,151	0.65%	0.47%	0.86%	0.26%	29%
2009(1)	$12.29	0.09	(2.23)	(2.14)	—	(0.03)	(0.03)	$10.12	(17.35)%	$1,885	0.65%	1.01%	0.93%	0.73%	35%
2008(1)	$13.42	0.34	(1.07)	(0.73)	(0.40)	—	(0.40)	$12.29	(5.60)%	$1,269	0.65%	2.62%	0.85%	2.42%	45%
2007(1)	$11.87	0.10	1.69	1.79	(0.24)	—	(0.24)	$13.42	15.21%	$725	0.65%	0.79%	0.86%	0.58%	50%
2006(1)	$10.89	0.03	1.11	1.14	(0.16)	—	(0.16)	$11.87	10.54%	$258	0.65%	0.27%	1.37%	(0.45)%	18%

Section 5    Financial Highlights

49

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions					Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)

Class I Shares(5)

Fiscal year ended August 31,
2010(1)	$10.24	0.11	0.39	0.50	(0.15)	—	(0.15)	$10.59	4.84%	$70,533	0.15%	1.04%	0.36%	0.83%	29%
2009(1)	$12.38	0.15	(2.26)	(2.11)	—	(0.03)	(0.03)	$10.24	(16.98)%	$62,331	0.15%	1.64%	0.43%	1.36%	35%
2008(1)	$13.51	0.45	(1.12)	(0.67)	(0.46)	—	(0.46)	$12.38	(5.17)%	$74,345	0.15%	3.40%	0.35%	3.20%	45%
2007(1)	$11.92	0.20	1.65	1.85	(0.26)	—	(0.26)	$13.51	15.74%	$68,935	0.15%	1.51%	0.36%	1.30%	50%
2006(1)	$10.92	0.19	1.00	1.19	(0.19)	—	(0.19)	$11.92	11.05%	$58,515	0.15%	1.67%	0.72%	1.10%	18%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

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Section 5    Financial Highlights

Nuveen Strategy Growth Allocation Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions							Ratio of Investment Net Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)		Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)		Portfolio Turn over Rate

Class A Shares

Fiscal year ended August 31,
2010(1)	$9.40	0.14	0.42	0.56	(0.20)	—	(0.20)	$9.76	5.84%	$75,101	0.40%	1.40%	0.56%	1.24%	25%
2009(1)	$11.72	0.19	(1.87)	(1.68)	—	(0.64)	(0.64)	$9.40	(13.07)%	$63,942	0.40%	2.27%	0.62%	2.05%	42%
2008(1)	$12.87	0.45	(0.97)	(0.52)	(0.45)	(0.18)	(0.63)	$11.72	(4.36)%	$65,193	0.40%	3.58%	0.56%	3.42%	42%
2007(1)	$11.57	0.22	1.32	1.54	(0.24)	—	(0.24)	$12.87	13.45%	$67,433	0.40%	1.76%	0.58%	1.58%	58%
2006(1)	$10.79	0.21	0.78	0.99	(0.21)	—	(0.21)	$11.57	9.25%	$67,477	0.40%	1.90%	0.94%	1.36%	19%
Class B Shares
Fiscal year ended August 31,
2010(1)	$9.17	0.07	0.39	0.46	(0.13)	—	(0.13)	$9.50	4.92%	$6,682	1.15%	0.72%	1.31%	0.56%	25%
2009(1)	$11.53	0.13	(1.85)	(1.72)	—	(0.64)	(0.64)	$9.17	(13.66)%	$7,692	1.15%	1.56%	1.37%	1.34%	42%
2008(1)	$12.68	0.34	(0.94)	(0.60)	(0.37)	(0.18)	(0.55)	$11.53	(5.05)%	$10,239	1.15%	2.77%	1.31%	2.61%	42%
2007(1)	$11.46	0.12	1.30	1.42	(0.20)	—	(0.20)	$12.68	12.47%	$9,765	1.15%	0.95%	1.33%	0.77%	58%
2006(1)	$10.69	0.11	0.79	0.90	(0.13)	—	(0.13)	$11.46	8.50%	$7,103	1.15%	1.02%	1.69%	0.48%	19%
Class C Shares
Fiscal year ended August 31,
2010(1)	$9.21	0.06	0.40	0.46	(0.15)	—	(0.15)	$9.52	4.87%	$16,862	1.15%	0.64%	1.31%	0.48%	25%
2009(1)	$11.57	0.12	(1.84)	(1.72)	—	(0.64)	(0.64)	$9.21	(13.61)%	$12,428	1.15%	1.47%	1.37%	1.25%	42%
2008(1)	$12.73	0.32	(0.93)	(0.61)	(0.37)	(0.18)	(0.55)	$11.57	(5.08)%	$8,771	1.15%	2.60%	1.31%	2.44%	42%
2007(1)	$11.49	0.12	1.32	1.44	(0.20)	—	(0.20)	$12.73	12.61%	$6,304	1.15%	0.94%	1.33%	0.76%	58%
2006(1)	$10.73	0.12	0.77	0.89	(0.13)	—	(0.13)	$11.49	8.35%	$5,049	1.15%	1.10%	1.69%	0.56%	19%
Class R3 Shares(4)
Fiscal year ended August 31,
2010(1)	$9.32	0.11	0.40	0.51	(0.19)	—	(0.19)	$9.64	5.36%	$4,831	0.65%	1.10%	0.81%	0.94%	25%
2009(1)	$11.65	0.16	(1.85)	(1.69)	—	(0.64)	(0.64)	$9.32	(13.24)%	$2,335	0.65%	1.93%	0.87%	1.71%	42%
2008(1)	$12.80	0.37	(0.92)	(0.55)	(0.42)	(0.18)	(0.60)	$11.65	(4.58)%	$1,403	0.65%	3.04%	0.81%	2.88%	42%
2007(1)	$11.53	0.15	1.35	1.50	(0.23)	—	(0.23)	$12.80	13.15%	$716	0.65%	1.21%	0.83%	1.03%	58%
2006(1)	$10.76	0.18	0.77	0.95	(0.18)	—	(0.18)	$11.53	8.94%	$197	0.65%	1.64%	1.34%	0.95%	19%
Class I Shares(5)
Fiscal year ended August 31,
2010(1)	$9.44	0.17	0.41	0.58	(0.22)	—	(0.22)	$9.80	6.02%	$81,712	0.15%	1.68%	0.31%	1.52%	25%
2009(1)	$11.74	0.21	(1.87)	(1.66)	—	(0.64)	(0.64)	$9.44	(12.86)%	$75,759	0.15%	2.53%	0.37%	2.31%	42%
2008(1)	$12.88	0.48	(0.96)	(0.48)	(0.48)	(0.18)	(0.66)	$11.74	(4.03)%	$84,410	0.15%	3.80%	0.31%	3.64%	42%
2007(1)	$11.58	0.25	1.30	1.55	(0.25)	—	(0.25)	$12.88	13.58%	$88,341	0.15%	1.99%	0.33%	1.81%	58%
2006(1)	$10.79	0.24	0.79	1.03	(0.24)	—	(0.24)	$11.58	9.62%	$80,118	0.15%	2.11%	0.69%	1.57%	19%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

Section 5    Financial Highlights

51

Nuveen Strategy Balanced Allocation Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions							Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waiversx(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gain (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)				Portfolio Turnover Rate

Class A Shares

Fiscal year ended August 31,
2010(1)	$8.60	0.19	0.47	0.66	(0.22)	—	(0.22)	$9.04	7.64%	$161,798	0.39%	2.04%	0.48%	1.95%	24%
2009(1)	$10.48	0.28	(1.46)	(1.18)	(0.24)	(0.46)	(0.70)	$8.60	(9.87)%	$156,820	0.40%	3.57%	0.48%	3.49%	67%
2008(1)	$11.99	0.43	(0.79)	(0.36)	(0.48)	(0.67)	(1.15)	$10.48	(3.58)%	$119,109	0.40%	3.83%	0.47%	3.76%	34%
2007(1)	$10.96	0.26	1.00	1.26	(0.23)	—	(0.23)	$11.99	11.66%	$124,565	0.40%	2.26%	0.49%	2.17%	64%
2006(1)	$10.37	0.26	0.58	0.84	(0.25)	—	(0.25)	$10.96	8.21%	$125,595	0.40%	2.43%	0.90%	1.93%	17%

Class B Shares

Fiscal year ended August 31,
2010(1)	$8.49	0.12	0.47	0.59	(0.17)	—	(0.17)	$8.91	6.87%	$7,603	1.14%	1.33%	1.23%	1.24%	24%
2009(1)	$10.36	0.22	(1.44)	(1.22)	(0.19)	(0.46)	(0.65)	$8.49	(10.57)%	$10,374	1.15%	2.88%	1.23%	2.80%	67%
2008(1)	$11.87	0.34	(0.78)	(0.44)	(0.40)	(0.67)	(1.07)	$10.36	(4.33)%	$9,299	1.15%	3.06%	1.22%	2.99%	34%
2007(1)	$10.89	0.17	0.99	1.16	(0.18)	—	(0.18)	$11.87	10.80%	$9,017	1.15%	1.44%	1.24%	1.35%	64%
2006(1)	$10.31	0.17	0.59	0.76	(0.18)	—	(0.18)	$10.89	7.42%	$6,819	1.15%	1.57%	1.65%	1.07%	17%

Class C Shares

Fiscal year ended August 31,
2010(1)	$8.50	0.11	0.47	0.58	(0.17)	—	(0.17)	$8.91	6.81%	$18,241	1.14%	1.25%	1.23%	1.16%	24%
2009(1)	$10.38	0.23	(1.46)	(1.23)	(0.19)	(0.46)	(0.65)	$8.50	(10.62)%	$12,754	1.15%	2.95%	1.23%	2.87%	67%
2008(1)	$11.88	0.33	(0.76)	(0.43)	(0.40)	(0.67)	(1.07)	$10.38	(4.22)%	$10,090	1.15%	2.98%	1.22%	2.91%	34%
2007(1)	$10.90	0.17	1.00	1.17	(0.19)	—	(0.19)	$11.88	10.80%	$6,910	1.15%	1.46%	1.24%	1.37%	64%
2006(1)	$10.32	0.17	0.59	0.76	(0.18)	—	(0.18)	$10.90	7.39%	$5,454	1.15%	1.56%	1.65%	1.06%	17%

Class R3 Shares

Fiscal year ended August 31,
2010(1)	$8.52	0.15	0.48	0.63	(0.20)	—	(0.20)	$8.95	7.40%	$2,962	0.64%	1.66%	0.73%	1.57%	24%
2009(1)	$10.40	0.25	(1.44)	(1.19)	(0.23)	(0.46)	(0.69)	$8.52	(10.17)%	$1,640	0.65%	3.24%	0.73%	3.16%	67%
2008(1)	$11.91	0.39	(0.77)	(0.38)	(0.46)	(0.67)	(1.13)	$10.40	(3.81)%	$1,193	0.65%	3.47%	0.72%	3.40%	34%
2007(1)	$10.91	0.20	1.02	1.22	(0.22)	—	(0.22)	$11.91	11.27%	$801	0.65%	1.69%	0.74%	1.60%	64%
2006(1)	$10.33	0.19	0.63	0.82	(0.24)	—	(0.24)	$10.91	8.00%	$148	0.65%	1.76%	1.30%	1.11%	17%

Class I Shares

Fiscal year ended August 31,
2010(1)	$8.57	0.21	0.48	0.69	(0.24)	—	(0.24)	$9.02	7.98%	$217,968	0.14%	2.27%	0.23%	2.18%	24%
2009(1)	$10.46	0.30	(1.47)	(1.17)	(0.26)	(0.46)	(0.72)	$8.57	(9.77)%	$191,272	0.15%	3.81%	0.23%	3.73%	67%
2008(1)	$11.96	0.46	(0.78)	(0.32)	(0.51)	(0.67)	(1.18)	$10.46	(3.26)%	$154,485	0.15%	4.07%	0.22%	4.00%	34%
2007(1)	$10.94	0.28	1.00	1.28	(0.26)	—	(0.26)	$11.96	11.87%	$166,619	0.15%	2.44%	0.24%	2.35%	64%
2006(1)	$10.36	0.28	0.58	0.86	(0.28)	—	(0.28)	$10.94	8.40%	$138,208	0.15%	2.58%	0.65%	2.08%	17%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

52

Section 5    Financial Highlights

Nuveen Strategy Conservative Allocation Fund

	Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions							Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Distributions (From Return of Capital)		Total Distributions	Net Asset Value, End of Period	Total Return(2)						Portfolio Turnover Rate

Class A Shares

Fiscal year ended August 31,
2010(1)	$9.64	0.31	0.65	0.96	(0.33)	—	—	(4)	(0.33)	$10.27	10.01%	$45,233	0.40%	3.06%	0.67%	2.79%	18%
2009(1)	$10.68	0.42	(0.74)	(0.32)	(0.46)	(0.25)	(0.01)		(0.72)	$9.64	(1.76)%	$34,653	0.40%	4.73%	0.79%	4.34%	63%
2008(1)	$11.73	0.48	(0.60)	(0.12)	(0.57)	(0.36)	—		(0.93)	$10.68	(1.27)%	$30,926	0.40%	4.22%	0.73%	3.89%	20%
2007(1)	$11.40	0.37	0.51	0.88	(0.34)	(0.21)	—		(0.55)	$11.73	7.89%	$30,580	0.40%	3.20%	0.77%	2.83%	71%
2006(1)	$11.25	0.40	0.14	0.54	(0.39)	—	—		(0.39)	$11.40	4.97%	$30,250	0.40%	3.56%	1.00%	2.96%	23%

Class B Shares

Fiscal year ended August 31,
2010(1)	$9.58	0.24	0.63	0.87	(0.25)	—	—	(4)	(0.25)	$10.20	9.15%	$5,137	1.15%	2.36%	1.42%	2.09%	18%
2009(1)	$10.61	0.35	(0.73)	(0.38)	(0.39)	(0.25)	(0.01)		(0.65)	$9.58	(2.52)%	$5,322	1.15%	3.96%	1.54%	3.57%	63%
2008(1)	$11.66	0.40	(0.61)	(0.21)	(0.48)	(0.36)	—		(0.84)	$10.61	(2.01)%	$4,301	1.15%	3.49%	1.48%	3.16%	20%
2007(1)	$11.34	0.28	0.51	0.79	(0.26)	(0.21)	—		(0.47)	$11.66	7.07%	$4,131	1.15%	2.44%	1.52%	2.07%	71%
2006(1)	$11.20	0.31	0.14	0.45	(0.31)	—	—		(0.31)	$11.34	4.14%	$3,624	1.15%	2.80%	1.75%	2.20%	23%

Class C Shares

Fiscal year ended August 31,
2010(1)	$9.59	0.23	0.64	0.87	(0.25)	—	—	(4)	(0.25)	$10.21	9.17%	$13,238	1.15%	2.28%	1.42%	2.01%	18%
2009(1)	$10.63	0.33	(0.71)	(0.38)	(0.40)	(0.25)	(0.01)		(0.66)	$9.59	(2.51)%	$8,642	1.15%	3.79%	1.54%	3.40%	63%
2008(1)	$11.68	0.39	(0.59)	(0.20)	(0.49)	(0.36)	—		(0.85)	$10.63	(1.99)%	$3,558	1.15%	3.48%	1.48%	3.15%	20%
2007(1)	$11.36	0.28	0.51	0.79	(0.26)	(0.21)	—		(0.47)	$11.68	7.05%	$2,914	1.15%	2.43%	1.52%	2.06%	71%
2006(1)	$11.22	0.31	0.15	0.46	(0.32)	—	—		(0.32)	$11.36	4.17%	$2,175	1.15%	2.74%	1.75%	2.14%	23%

Class R3 Shares(5)

Fiscal year ended August 31,
2010(1)	$9.62	0.29	0.64	0.93	(0.30)	—	—	(4)	(0.30)	$10.25	9.76%	$1,695	0.65%	2.80%	0.92%	2.53%	18%
2009(1)	$10.66	0.40	(0.74)	(0.34)	(0.44)	(0.25)	(0.01)		(0.70)	$9.62	(2.05)%	$760	0.65%	4.52%	1.04%	4.13%	63%
2008(1)	$11.71	0.46	(0.61)	(0.15)	(0.54)	(0.36)	—		(0.90)	$10.66	(1.50)%	$798	0.65%	4.02%	0.98%	3.69%	20%
2007(1)	$11.39	0.34	0.51	0.85	(0.32)	(0.21)	—		(0.53)	$11.71	7.63%	$706	0.65%	2.91%	1.02%	2.54%	71%
2006(1)	$11.25	0.29	0.22	0.51	(0.37)	—	—		(0.37)	$11.39	4.67%	$250	0.65%	2.58%	1.40%	1.83%	23%

Class I Shares(6)

Fiscal year ended August 31,
2010(1)	$9.64	0.34	0.63	0.97	(0.35)	—	—	(4)	(0.35)	$10.26	10.18%	$48,152	0.15%	3.30%	0.42%	3.03%	18%
2009(1)	$10.68	0.44	(0.73)	(0.29)	(0.49)	(0.25)	(0.01)		(0.75)	$9.64	(1.47)%	$37,618	0.15%	5.03%	0.54%	4.64%	63%
2008(1)	$11.73	0.51	(0.60)	(0.09)	(0.60)	(0.36)	—		(0.96)	$10.68	(1.02)%	$37,364	0.15%	4.49%	0.48%	4.16%	20%
2007(1)	$11.40	0.39	0.52	0.91	(0.37)	(0.21)	—		(0.58)	$11.73	8.17%	$38,470	0.15%	3.37%	0.52%	3.00%	71%
2006(1)	$11.25	0.42	0.15	0.57	(0.42)	—	—		(0.42)	$11.40	5.23%	$61,008	0.15%	3.79%	0.75%	3.19%	23%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Includes a tax return of capital of less than $0.01.

(5)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(6)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

Section 5    Financial Highlights

53

Appendix A    Underlying Funds

The list below represents those underlying funds currently available for investment by the funds. With Nuveen Fund Advisors’ approval, Nuveen Asset Management may add funds to this list without prior approval of or prior notice to shareholders.

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Equity Funds
Nuveen Equity Income Fund	The investment objective of the fund is long-term growth of capital and income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s adviser believes are characterized by the ability to pay above average dividends, the ability to finance expected growth and strong management.

Nuveen Equity Index Fund	The investment objective of the fund is to provide investments results that correspond to the performance of the S&P 500® Index. Under normal market conditions, the fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500® Index.

Nuveen Global Infrastructure Fund	The investment objective of the fund is long-term growth of capital and income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies.

Nuveen International Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment companies that provide exposure to foreign issuers.

Nuveen International Select Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment companies that provide exposure to foreign issuers.

Nuveen Large Cap Growth Opportunities Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Nuveen Large Cap Select Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

54

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Large Cap Value Fund	The investment objective of the fund is capital appreciation. Current income is a secondary objective of the fund. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have the market capitalizations of $5 billion or greater at the time of purchase.

Nuveen Mid Cap Growth Opportunities Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Nuveen Mid Cap Index Fund	The investment objective of the fund is to provide investment results that correspond to the performance of the S&P Midcap 400 Composite Index. Under normal market conditions, the fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P Midcap 400 Composite Index.

Nuveen Mid Cap Select Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid- capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Nuveen Mid Cap Value Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Nuveen NWQ Large-Cap Value Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index.

Nuveen NWQ Multi-Cap Value Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with small, medium and small capitalizations.

Nuveen NWQ Small-Cap Value Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of the investment comparable to companies in either the Russell 2000® Value Index of the Standard & Poor’s SmallCap 600 Index®.

Appendix A    Underlying Funds

55

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen NWQ Small-Mid Cap Value	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index.

Nuveen Real Estate Securities Fund	The investment objective of the fund is to provide above average current income and long-term capital appreciation. Under normal market conditions, the fund invests primarily (80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry.

Nuveen Santa Barbara Dividend Growth Fund	The investment objective of the fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks.

Nuveen Santa Barbara Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index.

Nuveen Santa Barbara International Equity Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its assets in non-U.S. securities.

Nuveen Small Cap Growth Opportunities Fund	The investment objective of the fund is growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Small Cap Index Fund	The investment objective of the fund is to provide investment results that correspond to the performance of the Russell 2000® Index. Under normal market conditions, the fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000® Index.

Nuveen Small Cap Select Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Small Cap Value Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Symphony International Equity Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests primarily in non-U.S. equity securities.

56

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Symphony Large-Cap Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with market capitalizations at the time of the investment comparable to companies in the Russell 1000® Growth Index.

Nuveen Symphony Large-Cap Value Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index.

Nuveen Symphony Mid-Cap Core Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Nuveen Symphony Optimized Alpha Fund	The investment objective of the fund is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

Nuveen Symphony Small-Mid Cap Core Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Nuveen Quantitative Enhanced Core Equity Fund	The investment objective of the fund is to provide, over the long term, a total return that exceeds the total return of the S&P 500® Index. Under normal market conditions, the fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities.

Nuveen Tradewinds Emerging Markets Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in securities of emerging market issuers.

Nuveen Tradewinds Global All-Cap Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations.

Nuveen Tradewinds Global All-Cap Plus Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations.

Nuveen Tradewinds Global Flexible Allocation Fund	The investment objective of the fund is to seek total return through a combination of capital appreciation and income. Under normal market conditions, the fund invests at least 30% of its net assets in equity securities, which include common stocks, preferred securities, convertible securities and other securities with equity characteristics.

Nuveen Tradewinds Global Resources Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of global energy and natural resources companies and companies in associated businesses.

Appendix A    Underlying Funds

57

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Tradewinds International Value Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests primarily in non-U.S. equity securities, including non-U.S. equity securities traded on non-U.S. exchanges and American Depositary Receipts.
Nuveen Tradewinds Value Opportunities Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies.

Nuveen U.S. Equity Completeness Fund	The investment objective of the fund is to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of certain “funds of funds” advised by Nuveen Asset Management.

Nuveen Winslow Large-Cap Growth Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase.

Fixed Income Funds
Nuveen All-American Municipal Bond Fund	The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

Nuveen Core Bond Fund	The investment objective of the fund is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage- back securities, 3) asset-backed securities, and 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Nuveen High Income Bond Fund	The investment objective is to provide investors with a high level of current income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”).

Nuveen High Yield Municipal Bond Fund	The investment objective of the fund is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the fund’s primary objective. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

58

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Inflation Protected Securities Fund	The investment objective of the fund is to provide investors with total return while providing protection against inflation. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities.

Nuveen Intermediate Government Bond Fund	The investment objective of the fund is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including, 1) U.S. Treasury obligations, 2) mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and 3) non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

Nuveen Intermediate Term Bond Fund	The investment objective of the fund is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, and 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Nuveen Preferred Securities Fund	The investment objective of the fund is to seek to provide a high level of current income and total return. Under normal market conditions, the fund invests at least 80% of its net assets in preferred securities.

Nuveen Short Term Bond Fund	The investment objective of the fund is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and 5) commercial paper.

Nuveen Symphony Credit Opportunities	The investment objective of the fund is to seek current income and capital appreciation. Under normal market conditions, the fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the funds’ portfolio managers to be of comparable quality.

Appendix A    Underlying Funds

59

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Total Return Bond Fund	The investment objective of the fund is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, 4) domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and 5) debt obligations of foreign governments.
Absolute Return Funds
Nuveen Tactical Market Opportunities Fund	The investment objective of the fund is to earn a positive total return over a reasonable period of time, regardless of market conditions. In pursuing its objective, the fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index by 400 basis points, or 4%, on an annual basis, measured over a reasonable period of time.

60

Appendix A    Underlying Funds

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Insured Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Short Tax Free*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Insured Municipal Bond

California Municipal Bond

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Florida Preference Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Insured Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Municipal-State (continued)

Minnesota Municipal Bond*

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Insured Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara International Equity

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International

Tradewinds Japan

Value

Equity Income*

Large Cap Value*

Mid Cap Value

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Enhanced Core Equity

Enhanced Mid-Cap

Quantitative Large Cap Core*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by

Nuveen Investments, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-FAA-0311P

FIRST AMERICAN STRATEGY FUNDS, INC.

Statement of Additional Information

March 21, 2011

Share Classes/Ticker Symbols
Fund	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

This Statement of Additional Information relates to the Class A, Class B, Class C, Class R3, and Class I Shares of the funds named above (the “Funds”), each of which is a series of First American Strategy Funds, Inc. (“FASF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds’ current Prospectus dated March 21, 2011. The financial statements included as part of the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the Funds’ Prospectus. To obtain copies of the Prospectus or the Funds’ Annual Report at no charge, write the Funds’ distributor, Nuveen Investments, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen Investor Services at (800) 257-8787. Please retain this Statement of Additional Information for future reference.

i

Appendix A – Ratings

Appendix B – Proxy Voting Policies and Procedures

ii

General Information

First American Strategy Funds, Inc. (“FASF”) was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information (“SAI”) relates are named on the cover hereof. These series are referred to in this SAI as the “Funds.” Each of the Funds is an open-end diversified investment company. The Funds were formerly advised by FAF Advisors Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, Inc. (“Nuveen Investments”) and certain Nuveen affiliates, Nuveen Fund Advisors, Inc., (the “Adviser” or “Nuveen Fund Advisors”) acquired a portion of the asset management business of FAF and was selected as the investment adviser of the Funds (the “Transaction”).

As described in the Funds’ Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Adviser, referred to herein as the “Underlying Funds.” The Underlying Funds are listed in Appendix A to the Funds’ Prospectus and are categorized as “Equity Funds,” “Fixed Income Funds,” and “Absolute Return Funds.”

Shareholders may purchase shares of each Fund through four separate classes, Class A, Class C, Class R3, and Class I. Prior to July 1, 2008, shareholders were allowed to purchase Class B shares of each Fund. No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the Funds, except through permitted exchanges. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B, and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule  12b-1 distribution plans.

Investment Restrictions of the Funds

In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Additional Information Concerning Investments by the Funds and the Underlying Funds” below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

The Funds:

1.	Will concentrate their investments in other investment companies, but will not concentrate their investments in any particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Will not borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	Will not purchase physical commodities or contracts relating to physical commodities.

4.	Will not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

5.	Will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

6.	Will not make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

For purposes of applying the limitation set forth in number 1 above, according to the present interpretation by the Securities and Exchange Commission (“SEC”), a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, no Fund is permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by any Fund to an unaffiliated party. However, when a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

The following restrictions are non-fundamental and may be changed by FASF’s board of directors (the “Board”) without shareholder vote. None of the Funds will:

1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Make additional investments while its borrowings exceed 5% of total assets.

3.	Make short sales of securities.

4.	Lend portfolio securities representing in excess of one-third of the value of its total assets.

With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

Additional Information Concerning Investments

By the Funds and the Underlying Funds

The principal investment strategies of the Funds and the Underlying Funds are set forth in such Funds’ prospectuses. Additional information concerning such principal investment strategies and other investment strategies that may be made by the Funds and the Underlying Funds is set forth under this caption. The Funds and Underlying Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s and Underlying Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth above under the caption “Investment Restrictions of the Funds.”

If a percentage limitation on investments by an Underlying Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. An Underlying Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Underlying Fund may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to any sub-adviser to an Underlying Fund.

Asset-Backed Securities

Certain Underlying Funds may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Asset Coverage Requirements

To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund or Underlying Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s or Underlying Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds or Underlying Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s or Underlying Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Borrowing and Leverage

The Funds and Underlying Funds may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends or clear portfolio transactions. Such borrowing may, in some instances, effectively leverage the Funds’ or Underlying Funds’ portfolio, which could exaggerate changes in the net asset value of the Funds’ or Underlying Funds’ shares and affect the Funds’ or Underlying Funds’ net income. When a Fund or Underlying Fund borrows money, they must pay interest and other fees, which will reduce its returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Funds and Underlying Funds will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund or Underlying Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce its asset coverage to less than the prescribed amount.

In addition, when the Funds and Underlying Funds invest in certain derivative securities, including, but not limited to, when issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments. Certain investments or trading strategies that involve leverage can exaggerate changes in the net asset value of the Funds’ or Underlying Funds’ shares and can result in losses that exceed the amount originally invested.

Collateralized Debt Obligations

Certain Underlying Funds may invest in Collateralized Debt Obligations (“CDOs”). Similar to CMOs described below under “—Mortgage-Backed Securities,” CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Commodity-Linked Securities

Certain Underlying Funds may invest in commodity-linked exchange-traded funds (“ETFs”) and derivative securities, which are designed to provide investment exposure to commodities without direct investment in physical commodities or commodities futures contracts. Commodities to which the Underlying Fund may gain exposure include assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. The Underlying Fund may invest in securities that give it exposure to various commodities and commodity sectors. The value of commodity-linked securities held by the Underlying Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked securities may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked securities have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Convertible Securities

Certain Underlying Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Fixed Income Funds as soon as practicable in an orderly manner (except that the Fixed Income Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).

Corporate Debt Securities

Certain Underlying Funds may invest in or have exposure to corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt Obligations Rated Less than Investment Grade

Certain Underlying Funds may invest in or have exposure to non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, the provider of the benchmarks of the Fixed Income Funds, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used.

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by an Underlying Fund defaulted, the Underlying Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of an Underlying Fund’s use of non-investment grade debt obligations may be more dependent on the Adviser’s own credit analysis than is the case with investment grade obligations.

Derivatives

Each Fund and Underlying Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds and Underlying Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

The Funds and Underlying Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund or Underlying Fund), to manage the effective duration of a Fund’s or Underlying Fund’s portfolio, or for other purposes related to the management of the Funds or Underlying Funds. Derivatives permit a Fund or Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund or Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s or Underlying Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund or Underlying Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s or Underlying Fund’s return or result in a loss. A Fund or Underlying Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s or Underlying Fund’s other investments, or if the Fund or Underlying Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s or Underlying Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” a Fund or Underlying Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s or Underlying Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund or Underlying Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund or Underlying Fund is permitted to set aside liquid assets in an amount equal to the Fund’s or Underlying Fund’s daily mark-to-market net obligation (i.e., the Fund’s or Underlying Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund or Underlying Fund may employ leverage to a greater extent than if the Fund or Underlying Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

The particular derivative instruments the Funds and Underlying Funds can use are described below. A Fund’s or Underlying Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund or Underlying Fund will succeed. The Funds and Underlying Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s or Underlying Fund’s investment objective and are permissible under applicable regulations governing the Fund or Underlying Fund.

Futures and Options on Futures

The Funds and Underlying Funds may engage in futures transactions as a principal investment strategy. The Funds and such Underlying Funds may buy and sell futures contracts that relate to some or all of the following: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities and commodities indices, (5) foreign currencies, (6) stock indices, and (7) individual stocks. The Funds and such Underlying Funds also may buy and write options on the futures contracts in which they may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds and such Underlying Funds will only write options and straddles which are “covered.” This means that, when writing a call option, a Fund or Underlying Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund or Underlying Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. When writing a put option, the Fund or Underlying Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s or Underlying Fund’s immediate obligations. A Fund or Underlying Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund or Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds and such Underlying Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund or Underlying Fund purchases or sells a security, no price is paid or received by a Fund or Underlying Fund upon the purchase or sale of a futures contract. Initially, a Fund or Underlying Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund or

Underlying Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund or Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund or Underlying Fund, and the Fund or Underlying Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund or Underlying Fund, the Fund or Underlying Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund or Underlying Fund. Futures transactions also involve brokerage costs and the Fund or Underlying Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FASF, on behalf of its series, has claimed such an exclusion. Each Fund and Underlying Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund or Underlying Fund may enter into futures transactions. See “Taxation.”

Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Funds and Underlying Funds also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund or Underlying Fund seeks to close out a futures or a futures option position, and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts into which Certain Underlying Funds may enter.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while an Underlying Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for an Underlying Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for an Underlying Fund to reinvest the proceeds of a maturing contract in a new futures contract, such Underlying Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject an Underlying Fund’s investments to greater volatility than investments in traditional securities.

Forward Currency Contracts and other Foreign Currency Transactions

The Funds and certain Underlying Funds may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds and Underlying Funds are subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds and such Underlying Funds. These Funds and Underlying Funds also may use currency futures contracts and options thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges. When a Fund or Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund or Underlying Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund or Underlying Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund or Underlying Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund or Underlying Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. A Fund or Underlying Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund or Underlying Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s or Underlying Fund’s portfolio securities denominated in that foreign currency. When a Fund or Underlying Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund or Underlying Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund or Underlying Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund or Underlying Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. A Fund or Underlying Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund or Underlying Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. The Adviser’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Adviser’s view regarding future exchange rates proves to have been incorrect, a Fund or Underlying Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund or Underlying Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund or Underlying Fund from favorable changes in exchange rates.

Options Transactions

To the extent set forth below, the Funds and Underlying Funds may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. In addition, the Funds and certain Underlying Funds may write put and call options on such financial instruments. Options on futures contracts are discussed above under “— Futures and Options on Futures.”

Options on Securities. The Funds and certain Underlying Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

A Fund or Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund or Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund or Underlying Fund may purchase call options to protect against an increase in the price of securities that the Fund or Underlying Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund or Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Funds and certain Underlying Funds may purchase put and call options on interest rates and on stock and bond indices. Certain Underlying Funds also may purchase put and call options on commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. The Funds and certain Underlying Funds may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund or Underlying Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund or Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s or Underlying Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund or Underlying Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund or Underlying Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund or Underlying Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Funds and certain Underlying Funds may write (sell) covered put and call options. These transactions would be undertaken principally to produce additional income. The Funds and Underlying Funds receive a premium from writing options which it retains whether or not the option is exercised. The Funds and Underlying Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

The Funds and Underlying Funds will write options only if they are “covered.” In the case of a call option on a security, the option is covered if the Fund or such Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund or Underlying Fund. For a call option on an index or currency, the option is covered if the Fund or Underlying Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund or Underlying Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A put option on a security, currency or index is “covered” if the Fund or Underlying Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund or Underlying Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s or Underlying Fund’s immediate obligations. The Fund or Underlying Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund or Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option written by a Fund or Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund or Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund or Underlying Fund desires.

A Fund or Underlying Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund or Underlying Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund or Underlying Fund will realize a capital gain or, if it is less, the Fund or Underlying Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund or Underlying Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund or Underlying Fund seeks to close out an option position. If a Fund or Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund or Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, a Fund or Underlying Fund might be unable to exercise an option it had purchased.

With respect to options written by a Fund or an Underlying Fund during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Swap Transactions

Certain Underlying Funds may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. Such Underlying Funds may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps. The Funds may enter into interest rate caps, collars, and floors as a principal investment strategy.

Certain Underlying Funds may enter into swap transactions for any purpose consistent with their respective investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities an Underlying Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. An Underlying Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Adviser. See “—Asset Coverage Requirements” above.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund or Underlying Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. An Underlying Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. An Underlying Fund may enter into credit default swap agreements either as a buyer or a seller. Such Underlying Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. Such Underlying Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, an Underlying will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to such Underlying Fund. Thus, the cost to the Underlying Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Underlying Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Underlying Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If an Underlying Fund is a seller of protection in a credit default swap and no credit event occurs, such Underlying Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Underlying Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Underlying Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Underlying Fund is subject to investment exposure on the notional amount of the swap. Thus, the Underlying Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. An Underlying Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, an Underlying Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of an Underlying Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, an Underlying Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Underlying Fund is subject to investment exposure on the notional amount of the swap. A Fund or Underlying Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund or Underlying Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund or Underlying Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund or Underlying Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s or Underlying Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Dollar Rolls

Certain Underlying Funds may enter into mortgage “dollar rolls” in which such Underlying Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), an Underlying Fund forgoes principal and interest paid on the mortgage-backed securities. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of an Underlying Fund will be less than what the performance would have been without the use of the mortgage dollar roll. An Underlying Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Equity Securities

Common Stock and Partnership Units. Certain Underlying Funds may invest in common stock and master limited partnership (MLP) and other partnership units. The Adviser anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular Underlying Fund invests may underperform the market or may not pay dividends as anticipated.

A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

An MLP is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Exchange-Traded Notes

Certain Underlying Funds may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs, which are described below under “– Other Investment Companies.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Fixed Income Securities

Fixed income securities in which the Underlying Funds may invest include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described below under “— Short-Term Investments” or as otherwise described under “Additional Information Concerning Investments of the Funds and the Underlying Funds.” Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Adviser. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

Foreign Securities

General. Certain Underlying Funds may invest in or have exposure to foreign securities, including those payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, Certain Underlying Funds may be invested in or have exposure to non-dollar denominated foreign securities.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets. Certain Underlying Funds may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, an Underlying Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Underlying Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of an Underlying Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of an Underlying Fund’s cash and securities, the Underlying Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts. The Underlying Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, an Underlying Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Underlying Funds may also invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Brady Bonds. Certain Underlying Funds may invest in U.S. dollar-denominated “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.” If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments and are subject to the same risks as emerging market securities.

Foreign Sovereign Debt Obligations

Certain Underlying Funds may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt securities. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and there may be limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Underlying Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Guaranteed Investment Contracts

Certain Underlying Funds may purchase investment-type insurance products such as Guaranteed Investment Contracts (“GICs”). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. An Underlying Fund will purchase only GICs which are obligations of insurance companies with a policyholder’s rating of A or better by A.M. Best Company.

Index Participations and Index Participation Contracts

Certain Underlying Funds may invest in index participations and index participation contracts as a principal investment strategy. Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index.

Inflation Protected Securities

Certain Underlying Funds may invest in inflation protected. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Underlying Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to an Underlying Fund, even though the Underlying Fund does not receive its principal until maturity.

Lending of Portfolio Securities

In order to generate additional income, as a principal investment strategy, certain Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of

Directors. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Adviser or the applicable Underlying Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Underlying Fund or the borrower. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When an Underlying Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. See “Taxation.”

Money Market Funds

The Funds and Underlying Funds may invest in money market funds as a temporary investment. As a shareholder of another investment company, a Fund or Underlying Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund or Underlying Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund or Underlying Fund and, therefore, will be borne indirectly by their shareholders. The money market funds in which the Funds and Underlying Funds may invest include money market funds advised by the Adviser.

Mortgage-Backed Securities

Certain Underlying Funds may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below. The Funds may invest in agency pass-through certificates as a non-principal investment strategy.

Agency Pass-Through Certificates. Agency pass-through certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an agency pass-through certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency pass-through certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by agency pass-through certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Private mortgage pass-through securities (“Private Pass-Throughs”). Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. An Underlying Fund will invest only in CMOs that are rated within the rating categories in which the Underlying Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Adviser. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

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In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

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A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

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An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

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An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

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A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.

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A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.

Adjustable Rate Mortgage Securities (“ARMS”). Certain Underlying Funds may invest in ARMS. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Municipal Bonds and Other Municipal Obligations

Certain Underlying Funds may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates.

Municipal Bonds. The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Fixed Income Funds may invest.

Refunded Bonds. Certain Underlying Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation. Certain Underlying Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by an Underlying Fund of the full principal amount represented by an obligation.

In light of these concerns, the Underlying Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by such Underlying Funds are liquid and for monitoring the liquidity of municipal lease securities held in each such Underlying Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant.

Derivative Municipal Securities. Certain Underlying Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

Tender Option Bonds (“TOBs”). TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Variable Rate Demand Notes (“VRDNs”). VRDNs are long-term municipal obligations that have variable or floating interest rates and provide an Underlying Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow an Underlying Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit an Underlying Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Obligations. Certain Underlying Funds may invest in inverse floating rate municipal obligations as a non-principal investment strategy. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Other Investment Companies

Each Fund and Underlying Fund may invest in other investment companies, such as mutual funds, closed-end funds, and ETFs. Under the 1940 Act, an Underlying Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of such Underlying Fund’s total assets with respect to any one investment company; and 10% of such Underlying Fund’s total assets in the aggregate. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. Tactical Market Opportunities Fund may rely on these exemptive orders in investing in ETFs. The Underlying Funds will only invest in other investment companies that invest in Underlying Fund-eligible investments. Investments in money market funds are not subject to the percentage limitations set forth above.

If a Fund or Underlying Fund invests in other investment companies, such Fund’s or Underlying Fund’s shareholders will bear not only their proportionate share of such Fund’s or Underlying Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund or Underlying Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund or Underlying Fund and its shareholders.

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s or and Underlying Fund’s shares could also be substantially and adversely affected.

Participation Interests

Certain Underlying Funds may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Underlying Fund’s investments in participation interests are subject to its limitation on investments in illiquid securities. Such Underlying Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody’s or Fitch or D by Standard & Poor’s.

Payment-In-Kind Debentures and Delayed Interest Securities

Certain Underlying Funds may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by an Underlying Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Preferred Stock

Certain Underlying Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Real Estate Investment Trust (“REIT”) Securities

Certain Underlying Funds may invest in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.

Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Underlying Funds, a shareholder of such Underlying Fund bears not only a proportionate share of the expenses of the Underlying Fund, but also may indirectly bear similar expenses of some of the REITs in which such Underlying Fund invests.

Repurchase Agreements

Certain Underlying Funds may invest in repurchase agreements. Ordinarily, an Underlying Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Underlying Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Underlying Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), such Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements.

The Underlying Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Royalty Trusts

Certain Underlying Funds may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund and Underlying Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund or Underlying Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Funds and Underlying Funds may so invest include money market funds advised by the Adviser.

Each Fund or Underlying Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds or Underlying Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their prospectuses, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s, Fitch and Moody’s, see Appendix A.

Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable Rate Demand Obligations. Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Trust Preferred Securities

Certain Underlying Funds may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Taxation.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities

The Funds and certain Underlying Funds may invest in U.S. government securities. The U.S. government securities in which the Funds and Underlying Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds and Underlying Funds primarily invest are:

—	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

—	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

—	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

—	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

—	obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Funds and Underlying Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “— Mortgage-Backed Securities” above for a description of these securities and the Funds and Underlying Funds that may invest in them.

Variable, Floating, and Fixed Rate Obligations

The debt obligations in which the Funds and Underlying Funds invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Adviser must correctly assess probable movements in interest rates. If the Adviser incorrectly forecasts such movements, a Fund or Underlying Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed Delivery Securities

Certain Underlying Funds may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of such Underlying Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to an Underlying Fund could prevent such Underlying Fund from realizing a price or yield considered to be advantageous.

When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Underlying Fund will segregate cash or liquid securities in an amount sufficient to meet such Underlying Fund’s purchase commitments. It may be expected that an Underlying Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, an Underlying Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero Coupon and Step Coupon Securities

Certain Underlying Funds may invest in zero coupon and step coupon securities as a principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Disclosure of Portfolio Holdings

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or sub-advisers, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis &

Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds’ investment adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

Directors and Executive Officers

The management of FASF, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors. The number of directors of FASF is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The directors of FASF are directors or trustees, as the case may be, of 114 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 132 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Directors

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INDEPENDENT DIRECTORS:

Robert P. Bremner* 333 West Wacker	Director	Term—Indefinite** Length of	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington,	246	N/A

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Drive Chicago, IL 60606 (8/22/40)		Service—Since 2010	D.C.

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Director	Term—Indefinite** Length of Service—Since 2010	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation description

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Director	Term—Indefinite** Length of Service— Since 2010	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation description

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board	246	See Principal Occupation description

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

			of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Director	Term—Indefinite** Length of Service—Since 2010	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Director	Term—Indefinite** Length of Service—Since 2010	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	246	See Principal Occupation description

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Director	Term—Indefinite** Length of Service—Since 2010	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246	See Principal Occupation description

Virginia L. Stringer 333 West Wacker Drive Chicago, IL (8/16/1944)	Director	Term- Indefinite** Length of Service- Since 1987	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management	246	See Principal Occupation Description

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

			Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; previously, Independent Director, First American Fund Complex from 1987 to 2010 and Chair from 1997 to 2010.

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	N/A

INTERESTED DIRECTOR:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Director	Term—Indefinite** Length of Service—Since 2010	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998), formerly Chief Executive Officer (2007-2010) of Fund Advisors, Inc.	246	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management LLC, an affiliate of Adviser.

**	Each director serves an indefinite term until his or her successor is elected.

***	Mr. Amboian is an “interested person” of the Funds, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

Executive Officers

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

OFFICERS OF THE FUNDS:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	President	Term—Until August 2011 Length of Service—Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010)	246

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

			of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011 Length of Service—Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	246

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011 Length of Service—Since 1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), Vice President (2005-2010) of Nuveen Fund Advisors; Certified Public Accountant.	246

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011 Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	246

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2011 Length of Service—Since 2003	Senior Vice President (since 2008), formerly, Vice President of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Fund Advisors; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	246

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011 Length of Service—Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors.	246

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 1988

Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors,

Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen

Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).

				246

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund	246

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

			Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

Kathleen L. Prudhomme 800 Nicollet Mall, Minneapolis, Minnesota 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service—Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	246

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2011 Length of Service—Since 2011	Senior Vice President of Nuveen Investments, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

Board Leadership Structure and Risk Oversight

In connection with the Transaction, the committees of the Funds and the members of the Board of Directors were changed. Each of the Committees were newly formed and constituted in connection with the Transaction. The Board of Directors oversees the operations and management of the Funds, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, sub-advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Directors. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair and Virginia L. Stringer.

Prior to the Transaction, the Funds had an Audit Committee, a Pricing Committee and a Governance Committee. The following table presents the number of times each Committee met during the last fiscal year ended August 31, 2010.

Committee	Number of Committee Meetings Held During FASF’s Fiscal Year Ended August 31, 2010

Audit Committee	5

Pricing Committee	4

Governance Committee	3

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member, or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested director of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Director of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Fund Shares Owned by the Directors

The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in each Fund, and (ii) each Director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan. The dollar range disclosed is based on the value of the securities as of June 30, 2010.

Directors

	Bremner[1]	Evans[1]	Hunter[1]	Kundert[1]	Schneider[1]	Stockdale[1]	Stone[1]	Stringer	Toth[1]	Amboian[1]
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Strategy Aggressive Growth Allocation Fund	—	—	—	—	—	—	—	—	—	—
Strategy Growth Allocation Fund	—	—	—	—	—	—	—	—	—	—
Strategy Balanced Allocation Fund	—	—	—	—	—	—	—	—	—	—
Strategy Conservative Allocation Fund	—	—	—	—	—	—	—	—	—	—

1  All Directors, except for Ms. Stringer were appointed to the Board of Directors effective January 1, 2011

As of October 25, 2010, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Board Compensation

The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the calendar year ended December 31, 2009, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended August 31, 2010.

Name of Director	Aggregate Compensation From Funds	Amount of Total Compensation that Has been Deferred	Total Compensation From Nuveen Funds Paid to Director

Robert P. Bremner[1]
Jack B. Evans[1]
William C. Hunter[1]
David J. Kundert[1]
William J. Schneider[1]
Judith M. Stockdale[1]
Carole E. Stone[1]
Virginia L. Stringer	$20,960		$293,750
Terence J. Toth[1]

1  All Directors, except for Ms. Stringer were appointed to the Board of Directors effective January 1, 2011

Independent directors receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Directors; (b) a fee of $3,000 per meeting for attendance in person where such in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board of Directors receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have a retirement or pension plan. The Funds have a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of the Funds when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the director of the Funds who is not an independent director serve without any compensation from the Funds

Sales Loads

Directors of the Funds and certain other Fund affiliates may purchase the Fund’s Class I shares. See the Funds’ prospectus for details.

Codes of Ethics

The Funds, the Adviser, Nuveen Asset Management, LLC and other related entities have adopted codes of ethics which essentially prohibit all Nuveen Fund management personnel, including the Funds’ portfolio managers from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of the shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions. Each of these codes of ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Adviser has been delegated the authority by the board of directors of FASF to vote proxies with respect to the investments held in the Funds. The Adviser has delegated the responsibility of voting proxies to Nuveen Asset Management, LLC (the “Sub-Adviser” or “Nuveen Asset Management”). The Sub-Adviser is responsible for developing and enforcing proxy voting policies with regard to the Fund. The Adviser will review these policies annually. The policies and procedures that the Adviser and the Sub-Adviser use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B. Each year the Funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.nuveen.com and/or the SEC’s website at www.sec.gov.

Adviser and Sub-Adviser

Adviser

In connection with the Transaction and pursuant to a shareholder vote, the investment adviser of the fund is now Nuveen Fund Advisors, Inc. The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund.

The Adviser is an affiliate of the Distributor, also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, for certain funds the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds. The Funds have each agreed to pay a management fee equal to 0.10% of the average daily net assets of the Fund.

As noted, FAF served as the Fund’s investment adviser prior to the consummation of the Transaction. The following table sets forth total advisory fees before waivers and after waivers for each Fund for the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010:

	Fiscal Year Ended August 31, 2008			Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010
Fund	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers

Aggressive Growth Allocation Fund	$ 140,180	$ 0[1]	$ 100,982	$ 0[1]	$ 132,741	$ 0[1]
Growth Allocation Fund	173,773	0[1]	133,346	0[1]	186,683	0[1]
Balanced Allocation Fund	301,960	82,651	252,534	40,981	402,949	89,698
Conservative Allocation Fund	78,417	0[1]	66,372	0[1]	100,183	0[1]

[1]	Advisory and certain other fees for the period were waived by FAF to comply with total operating expense limitations that were agreed upon by the Funds and FAF.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of each of the Funds. The Adviser is responsible for implementing procedures to ensure that Nuveen Asset Management complies with the respective Fund’s investment objective, policies and restrictions. The Adviser will pay Nuveen Asset Management a fee for each Fund equal to 50% of the remainder of (a) the investment management fee payable by each Fund to the Adviser based on average daily net assets, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each fund.

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Adviser and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet

    Advisors LLC)

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group / GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC / Prudential Investments LLC

Raymond James & Associates / Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 30, 2010 are not reflected in the list.

Administrator

Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between FAF and the Funds, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Effective October 1, 2006, the Administration Agreement was amended to provide that FAF would not charge the Funds a fee for the provision of administration services. However, the Funds could reimburse FAF for any out-of-pocket expenses incurred in providing administration services. All fees paid to USBFS, as sub-administrator, were paid by FAF, not the Funds.

Transfer Agent

USBFS (“Transfer Agent”) serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the “Transfer Agent Agreement”) between Transfer Agent and the Funds dated July 1, 2006. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will reimburse Transfer Agent for out-of-pocket expenses incurred in providing transfer agent services.

The following table sets forth transfer agent fees paid by the Funds to Transfer Agent for the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010:

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010
Aggressive Growth Allocation Fund	$ 128,083	$ 131,144	$ 128,034
Growth Allocation Fund	142,451	149,530	154,955
Balanced Allocation Fund	123,097	156,055	212,355
Conservative Allocation Fund	108,001	108,000	104,333

Distributor

In connection with the Transaction, Nuveen Investments, LLC has been selected to serve as Distributor. The Distributor is located at 333 West Wacker Drive, Chicago, Illinois 60606, and will serve as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated January 1, 2011 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly owned subsidiary of U.S. Bancorp. Fund shares and other securities distributed by Quasar are not deposits or obligations of, or endorsed or guaranteed by, any bank, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the Quasar during the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010:

	Total Underwriting Commissions
Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010

Aggressive Growth Allocation Fund	$ 330,227	$ 252,349	$ 283,194
Growth Allocation Fund	575,550	526,250	719,545
Balanced Allocation Fund	583,238	373,055	708,462
Conservative Allocation Fund	226,074	164,879	415,026

	Underwriting Commissions Retained by Quasar
Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010

Aggressive Growth Allocation Fund	$ 25,507	$ 21,732	$ 22,826
Growth Allocation Fund	46,410	46,095	61,777
Balanced Allocation Fund	45,238	30,684	59,604
Conservative Allocation Fund	14,703	13,873	34,100

Quasar received the following compensation from the Funds during the Funds’ most recent fiscal year ended August 31, 2010:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]

Aggressive Growth Allocation Fund	$ 22,826	$ 12,808	–	–
Growth Allocation Fund	61,777	16,720	–	–
Balanced Allocation Fund	59,604	22,690	–	–
Conservative Allocation Fund	34,100	8,914	–	–

[1]

As disclosed below, the Funds also paid fees to Quasar under FASF’s Rule 12b-1 Distribution and Service Plan. Quasar is compensated from fees earned by USBFs, under a separate arrangement as part of the Sub-Administration Agreement between FAF and USBFS.

Distribution and Service Plan

FASF has adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R3 shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class B, Class C and Class R3 shares as described below. The distribution fees under the Plan are used for primary purpose of compensating participating intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.

The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to participating intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

The Class B shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The Class B shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B shares. The distribution fee is intended to compensate the Distributor for advancing a commission to participating intermediaries purchasing Class B shares.

The Class C shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C shares. The Distributor may use the distribution fee to provide compensation to participating intermediaries through which shareholders hold their shares beginning one year after purchase.

The Class R3 shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class R3 shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares. The Class R3 shares also pay to the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets of Class R3 shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to participating intermediaries in connection with sales of Class R3 shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares.

The Distributor receives no compensation for distribution of the Class I shares.

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R3 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time. With the exception of the Distributor and its affiliates, no “interested person” of FASF, as that term is defined in the 1940 Act, and no Director of FASF has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FASF and by the vote of the majority of those Board members of FASF who are not “interested persons” of FASF (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan. For the fiscal year ended August 31, 2010, the Funds paid the following 12b-1 fees to the Quasar with respect to the Class A shares, Class B shares, Class C shares and Class R3 shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class I shares.

Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries	Other[2]

Aggressive Growth Allocation Fund
Class A	$ 116,855	$ 1,725	$ 115,129	$ 0
Class B	36,480	171	8,949	27,360
Class C	98,031	42,754	55,276	0
Class R3	9,248	0	9,248	0

Growth Allocation Fund
Class A	187,053	2,348	184,705	0
Class B	75,902	673	18,303	56,926
Class C	159,925	75,020	84,904	0
Class R3	18,679	118	18,562	0

Balanced Allocation Fund
Class A	413,815	7,452	406,364	0
Class B	94,272	999	22,569	70,704
Class C	164,111	67,932	96,179	0
Class R3	11,081	413	10,668	0

Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries	Other[2]

Conservative Allocation Fund
Class A	100,396	624	99,772	0
Class B	53,626	641	12,766	40,220
Class C	109,284	34,197	75,088	0
Class R3	4,539	32	4,506	0

[1]	The amounts retained by Quasar were used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.

[2]

Quasar has entered into an arrangement whereby sales commissions payable to Participating Intermediaries with respect to sales of Class B shares of the Funds are financed by an unaffiliated party. Under this financing arrangement, Quasar could assign certain amounts, including 12b-1 fees that it was entitled to receive pursuant to the Plan, to the third-party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to Participating Intermediaries was made by the unaffiliated third-party lender from the amounts assigned.

Funds that close to new investors may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.

Custodian and Independent Registered Public Accounting Firm

Custodian

U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF’s officers or resolutions of the Board.

As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

Portfolio Manager

Other Accounts Managed

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds’ portfolio manager as of August 31, 2010.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Amount Subject to Performance- Based Fee
David R. Cline	Registered Investment Company	1	$180.1 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Similar Accounts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

•  With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•  Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Funds’ portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

For managers of each Fund, other than the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Adviser believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio’s tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table above.

Ownership of Fund Shares

The following table indicates as of August 31, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio manager in each fund he manages. For purposes of this table, the following letters indicate the range listed next to each letter:

A - $0

B - $1 - $10,000

C - $10,001 - $50,000

D - $50,001 - $100,000

E - $100,001 - $500,000

F - $500,001 - $1,000,000

G - More than $1 million

Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex
David R. Cline	Aggressive Growth Allocation Fund	C	E
	Growth Allocation Fund	C
	Balanced Allocation Fund	D
	Conservative Allocation Fund	D

Portfolio Transactions

It is anticipated that the majority of the Funds’ portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Sub-Adviser.

In selecting a broker-dealer to execute securities transactions, the Sub-Adviser considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Sub-Adviser may consider include a broker-dealer’s access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Sub-Adviser may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). However, the Sub-Adviser may cause the Funds to pay up in recognition of the value of brokerage and research services provided to the Sub-Adviser by the broker-dealer. The broker-dealer may directly provide such products or services to the Sub-Adviser or purchase them from a third party and provide them to the Sub-Adviser. In such cases, the Funds are in effect paying for the brokerage and research services in so-called “soft-dollars”. However, the Sub-Adviser would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Sub-Adviser determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to managing its accounts.

The types of research services the Sub-Adviser receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Sub-Adviser by, or through, broker-dealers.

The research products and services the Sub-Adviser receives from broker-dealers are supplemental to, and do not necessarily reduce, the Sub-Adviser’s own normal research activities. As a practical matter, however, it would be impossible for the Sub-Adviser to generate all of the information presently provided by broker-dealers. The expenses of the Sub-Adviser would be materially increased if it attempted to generate such additional information through its own staff. To the extent that the Sub-Adviser could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Sub-Adviser is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.

As a general matter, the brokerage and research products and services the Sub-Adviser receives from broker-dealers are used to service all of its respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

In some cases, the Sub-Adviser may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Sub-Adviser will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Sub-Adviser has a conflict of interest in making such decisions.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Sub-Adviser or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of the Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Sub-Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, or calling Nuveen Investor Services at (800) 257-8787.

Capital Stock

Each share of each Fund’s $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

As of March 2, 2011, the directors and officers of FASF as a group owned less than one percent of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I

Aggressive Growth Allocation Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	21.33%

STATE STREET BANK 401K PLAN FBO ADP ACCESS 401(K) PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901				25.12%

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I
JEFF POPKIN FBO KEG 1 O’NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005				10.87%

NATIONWIDE LIFE INSURANCE COMPANY DCVA C/O IPO PORFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029				9.67%

MG TRUST CO CUST FBO BECKHOFF AUTOMATION LLC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				7.04%

COUNSEL TRUST DBA MATC FBO FINANCIAL SOFTWARE SYSTEMS INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228				5.52%

MG TRUST COMPANY CUST. FBO ATG 700 17TH STREET SUITE 300 DENVER CO 80202-3531				5.22%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					36.04%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					24.72%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					24.38%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					9.45%

Growth Allocation Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	8.99%

MG TRUST COMPANY TRUSTEE EZZIE’S WHOLESALE, INC. 700 17TH STREET SUITE 300 DENVER CO 80202-3531			5.08%

STATE STREET BANK 401K PLAN FBO ADP ACCESS 401(K) PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901				18.20%

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I
MG TRUST COMPANY CUST. FBO HUEBSCH LAUNDRY COMPANY 700 17TH STREET SUITE 300 DENVER CO 80202-3531				6.11%

MG TRUST CO CUST FBO MINNESOTA MENS HEALTH CENTER 700 17TH ST STE 300 DENVER CO 80202-3531				6.04%

MG TRUST CO CUST FBO BECKHOFF AUTOMATION LLC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				5.93%

AUL GROUP RETIREMENT ACCOUNT PO BOX 1995 INDIANAPOLIS IN 46206-9102				5.61%

MG TRUST CO CUST FBO RATWIK ROSZAK & MALONEY PA 401K 700 17TH ST STE 300 DENVER CO 80202-3531				5.10%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					43.97%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					23.25%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					12.88%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					5.62%

Balanced Allocation Fund

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	12.82%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.07%

STATE STREET BANK 401K PLAN FBO ADP ACCESS 401(K) PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901				43.30%

MG TRUST COMPANY CUST. FBO PINKS ORIGINAL BAKERY INC. 700 17TH STREET SUITE 300 DENVER CO 80202-3531				6.18%

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I
NANCY QUINTEL/RAFAEL CRUZ/BECKY WITTMER FBO LEWIS RENTS INC 401K PSP & TRUST PO BOX 710 TWAIN HARTE CA 95383-0710				5.82%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					62.88%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					21.78%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					8.42%

Conservative Allocation Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	9.32%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			8.20%

DWS TRUST CO TTEE BLACK ANGUS STEAKHOUSES LLC SAVINGS AND INVESTMENT PLAN PO BOX 1757 SALEM NH 03079-1143				41.12%

MG TRUST CO CUST FBO PDI WORLD GROUP LLC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				16.88%

MG TRUST CO CUST FBO RATWIK ROSZAK & MALONEY PO 401K 700 17TH ST STE 300 DENVER CO 80202-3531				8.32%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					31.34%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					26.12%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					19.50%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					12.07%

Net Asset Value

The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectus. The public offering price of each Fund’s Class A Shares, as of August 31, 2010, is as set forth below. The public offering prices of Class B, Class C, Class I and Class R3 Shares will be the same as net asset value (set forth below) since no sales charges are imposed on the purchase of such shares.

Fund	Public Offering Price Class A

Aggressive Growth Allocation Fund	$11.17
Growth Allocation Fund	10.33
Balanced Allocation Fund	9.57
Conservative Allocation Fund	10.87

The net asset value of each Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of August 31, 2010.

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Aggressive Growth Allocation Fund
Class A	$46,828,618	4,436,216	$ 10.56
Class B	3,211,202	314,904	10.20
Class C	10,723,436	1,052,546	10.19
Class R3	3,150,660	301,672	10.44
Class I	70,532,981	6,658,179	10.59

Growth Allocation Fund
Class A	$75,100,686	7,698,694	$9.76
Class B	6,681,804	703,124	9.50
Class C	16,862,147	1,770,371	9.52
Class R3	4,831,295	500,921	9.64
Class I	81,711,987	8,336,805	9.80

Balanced Allocation Fund
Class A	$161,797,950	17,902,823	$9.04
Class B	7,602,823	853,453	8.91
Class C	18,240,833	2,046,092	8.91
Class R3	2,962,791	331,103	8.95
Class I	217,967,793	24,174,121	9.02

Conservative Allocation Fund
Class A	$45,232,921	4,406,114	$10.27
Class B	5,137,399	503,649	10.20
Class C	13,238,498	1,296,933	10.21
Class R3	1,695,047	165,398	10.25
Class I	48,151,588	4,692,866	10.26

Taxation

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains ‘and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions and dispositions of interests in the Fund after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of August 31, 2010, the following Funds had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year	Capital Loss Carry-Forwards (000’s omitted)

Aggressive Growth Allocation Fund	2017	$ 3,978
	2018	9,156

Growth Allocation Fund	2017	2,816
	2018	9,692

Balanced Allocation Fund	2017	4,637
	2018	20,474

Conservative Allocation Fund	2017	5,038
	2018	6,822

When an Underlying Fund lends portfolio securities to a borrower as described above in “Additional Information Concerning Investments by the Funds and the Underlying Funds —Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

Purchase and Redemption of Fund Shares

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each Class of shares of a Fund represents an interest in the same portfolio of investments. Each Class of shares is identical in all respects except that each Class bears its own class expenses, including distribution and administration expenses, and each Class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each Class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each Class will share expenses proportionately for services that are received equally by all shareholders. A particular Class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus any up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on July 31, 2010 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Reducing Class A Sales Charges

Sales charges on the purchase of Class A shares, of applicable funds, can be reduced through (i) rights of accumulation, or (ii) signing a 13-month letter of intent.

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in the “How You Can Buy and Sell Shares” in the Prospectus. You and your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to your financial advisor or other a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I and Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your dependent children, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares

Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

—	investors purchasing $1,000,000 or more;

—	officers, trustees and former trustees of the Nuveen Funds;

—

bona fide, full-time and retired employees of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

—	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

—

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

—	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

—	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

—	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

The applicable Funds will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. The Distributor compensates financial intermediaries for sales of Class B shares at the time of sale at the rate of 4.25% of the amount of Class B shares purchased, which represents a sales commission of 4.00% plus an advance on the first year’s annual service fee of 0.25%.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC may be imposed on redemptions. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first two years, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by the Distributor. If a Fund waives or reduces the

CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other associated financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes.

Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This Statement of Additional Information should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchases using dividends and capital gains distributions on Class I shares. Class I shares also are available for the following categories of investors:

•

officers, trustees and former trustees of any Nuveen Fund and their immediate family members and officers, directors and former directors of any parent company of Nuveen and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund).
•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen;
•

fee paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of $100,000 in Nuveen Mutual Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with Nuveen;

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and
•	other Nuveen Mutual Funds whose investment policies permit investments in other investment companies.

In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1.	Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2.	Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3.	Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account.

Financial Statements

The financial statements of FASF included in its Annual Report to shareholders for the fiscal period ended August 31, 2010 are incorporated herein by reference.

Appendix A

Ratings

A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

Ratings of Long-Term Corporate Debt Obligations and Municipal Bonds

Standard & Poor’s

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch

AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

DDD, DD and D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

Ratings of Municipal Notes

Standard & Poor’s

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

Moody’s. Generally, Moody’s ratings for state and municipal short-term obligations are designated Moody’s Investment Grade (“MIG”); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody’s rating is “VMIG.”

MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

Ratings of Commercial Paper

Standard & Poor’s

Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Appendix B

Nuveen Fund Advisors, Inc.

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I.	INTRODUCTION

Nuveen Fund Advisors, Inc. (“Adviser”) is an investment adviser for the Nuveen Funds (the “Funds”) and for other accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

When Adviser contracts with another investment adviser to act as a sub-adviser for its Accounts, Adviser delegates proxy voting responsibility to the sub-adviser (each a “Sub-Adviser”). Where Adviser has delegated proxy voting responsibility, the Sub-Adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

II.	POLICIES AND PROCEDURES

Consistent with its oversight responsibilities, Adviser has adopted the following Sub-Adviser oversight policies and procedures:

1.                    Prior to approval of any sub-advisory contract by Adviser or the Board of Directors of the Funds, as applicable, Adviser’s Compliance reviews the Sub-Adviser’s proxy voting policy (each a “Sub-Adviser Policy”) to ensure that such Sub-Adviser Policy is designed in the best interests of Adviser’s clients. Thereafter, at least annually, Adviser’s Compliance reviews and approves material changes to each Sub-Adviser Policy.

2.                    On a quarterly basis, Adviser’s Investment Operations will request and review reports from each Sub-Adviser reflecting any overrides of its Sub-Adviser Policy or conflicts of interest addressed during the previous quarter, and other matters Adviser’s Investment Operations deems appropriate. Any material issues arising from such review will be reported to Adviser’s management and if appropriate, the Board of Directors of the Funds.

III.	POLICY OWNER

Chief Compliance Officer

IV.	RESPONSIBLE PARTIES

Compliance

Investment Operations

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I.	GENERAL PRINCIPLES

A.         Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B.         If Adviser contracts with another investment adviser to act as a sub-adviser for a Client Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C.         Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II.	POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III.	PROCEDURES

A.         Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B.         Conflicts of Interest.

[1]

Advisor may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Advisor may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Advisor may not to vote proxies where the voting would in Advisor’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Advisor.

1.         The following relationships or circumstances may give rise to conflicts of interest: 2

a.

The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.

The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.
d.	Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.         Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3.         To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.         In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Adviser faces no material conflicts of its own with respect to the specific proxy vote.

5.         If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.	Obtaining instructions from the affected client(s) on how to vote the proxy;
b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;
c.	Voting in proportion to the other shareholders;
d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or
e.	Following the recommendation of a different independent third party.

6.         In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.         Proxy Vote Override. From time to time, a portfolio manager of a Client Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal

[2]

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.         Securities Lending.

1.         In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.         Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E.         Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F.         Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G.         Fund of Funds Provision. In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.         Legacy Securities. To the extent that Adviser receives proxies for securities that are transferred into a Client Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Client Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.         Review and Reports.

1.         The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.        The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K.        Vote Disclosure to Clients.

Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV.	POLICY OWNER

IPC

V.	RESPONSIBLE PARTIES

IPC

PVC

ADV Review Team

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

1. Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

o	An auditor has a financial interest in or association with the company, and is therefore not independent;
o	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
o	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

o	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

o	The tenure of the audit firm;
o	The length of rotation specified in the proposal;
o	Any significant audit-related issues at the company;
o	The number of Audit Committee meetings held each year;
o	The number of financial experts serving on the committee; and
o	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

Board Accountability

Board Responsiveness

Director Independence

Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST3 the entire board of directors (except new nominees,4 who should be considered on a CASE-BY-CASE basis), if:

o	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;
o	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
o	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
o	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

o	The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
o	The issuer’s rationale;
o	The issuer’s governance structure and practices; and
o	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

o	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
o	The company receives an adverse opinion on the company’s financial statements from its auditor; or
o	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

o	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the

[3]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[4]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

o	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
o	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
o	The company fails to submit one-time transfers of stock options to a shareholder vote;
o	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
o	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

o	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;
o	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
-	A classified board structure;
-	A supermajority vote requirement;
-	Majority vote standard for director elections with no carve out for contested elections;
-	The inability for shareholders to call special meetings;
-	The inability for shareholders to act by written consent;
-	A dual-class structure; and/or
-	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

o	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
o	Failure to replace management as appropriate; or
o	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

o	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
o	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
o	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

o	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
o	The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

o	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
-	Degree to which absences were due to an unavoidable conflict;
-	Pattern of absenteeism; and
-	Other extraordinary circumstances underlying the director’s absence;
o	Sit on more than six public company boards;
o	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o	Long-term financial performance of the target company relative to its industry;
o	Management’s track record;
o	Background to the proxy contest;
o	Qualifications of director nominees (both slates);
o	Strategic plan of dissident slate and quality of critique against management;
o	Likelihood that the proposed goals and objectives can be achieved (both slates);
o	Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

o	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
o	Two-thirds independent board;
o	All independent key committees;
o	Established governance guidelines;
o	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
o	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

o	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
o	The value of the NOLs;
o	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
o	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o	Any other factors that may be applicable.

Poison Pills - Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o	Shareholders have approved the adoption of the plan; or
o	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills - Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o	No lower than a 20% trigger, flip-in or flip-over;
o	A term of no more than three years;
o	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills - Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

o	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
o	The value of the NOLs;
o	The term;
o	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
o	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o	Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

o	Shareholders’ current right to call special meetings;
o	Minimum ownership threshold necessary to call special meetings (10% preferred);
o	The inclusion of exclusionary or prohibitive language;
o	Investor ownership structure; and
o	Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

o	Ownership structure;
o	Quorum requirements; and
o	Supermajority vote requirements.

4. Capital Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o	Past Board Performance:

- The company’s use of authorized shares during the last three years;

- One- and three-year total shareholder return; and

- The board’s governance structure and practices;

o	The Current Request:

- Disclosure in the proxy statement of the specific reasons for the proposed increase;

-	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and
-	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

o	Past Board Performance:
-	The company’s use of authorized preferred shares during the last three years;
-	One- and three-year total shareholder return; and
-	The board’s governance structure and practices;
o	The Current Request:
-	Disclosure in the proxy statement of specific reasons for the proposed increase;
-	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and
-	Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE–BY–CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
o	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
o

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

5. Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o	The total cost of the company’s equity plans is unreasonable;
o	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
o	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
o	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

o	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
o	The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

o	There is a misalignment between CEO pay and company performance (pay for performance);
o	The company maintains problematic pay practices;
o	The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

o	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
o	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
o	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

o	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

o	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

o	Problematic practices related to non-performance-based compensation elements;
o	Incentives that may motivate excessive risk-taking; and
o	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

o	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;
o	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
o	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
o	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);
o	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)
o	Dividends or dividend equivalents paid on unvested performance shares or units;
o	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
o	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

o	Guaranteed bonuses;

o	A single performance metric used for short- and long-term plans;
o	Lucrative severance packages;
o	High pay opportunities relative to industry peers;
o	Disproportionate supplemental pensions; or
o	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

o	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
o	Duration of options backdating;
o	Size of restatement due to options backdating;
o	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
o	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

o	Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
o	Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

o	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
o	Rationale for the re-pricing—was the stock price decline beyond management’s control?
o	Is this a value-for-value exchange?
o	Are surrendered stock options added back to the plan reserve?
o	Option vesting—does the new option vest immediately or is there a black-out period?
o	Term of the option—the term should remain the same as that of the replaced option;
o	Exercise price—should be set at fair market or a premium to market;
o	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

o	If the company has adopted a formal recoupment bonus policy;
o	If the company has chronic restatement history or material financial problems; or
o	If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
o	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
o	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

o	Whether adoption of the proposal is likely to enhance or protect shareholder value;
o	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
o	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
o	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
o	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
o	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
o	What other companies have done in response to the issue addressed in the proposal;
o	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
o	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
o	Whether the subject of the proposal is best left to the discretion of the board;
o	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
o	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

o	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
o	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

o	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
o	The level of gender and racial minority representation that exists at the company’s industry peers;
o	The company’s established process for addressing gender and racial minority board representation;
o	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
o	The independence of the company’s nominating committee;
o	The company uses an outside search firm to identify potential director nominees; and
o	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

o	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o	The company’s level of disclosure is comparable to that of industry peers; and
o	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

o	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
o	Whether company disclosure lags behind industry peers;
o	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
o	The feasibility of reduction of GHGs given the company’s product line and current technology and;
o	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
o	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

o	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
o	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

o	The degree to which existing relevant policies and practices are disclosed;
o	Whether or not existing relevant policies are consistent with internationally recognized standards;
o	Whether company facilities and those of its suppliers are monitored and how;
o	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
o	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
o	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
o	The scope of the request; and
o	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
o	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Riskmetrics Group’s International Proxy Voting Guidelines Summary

(Digest of Selected Key Guidelines)

December 31, 2009

1. Operational Items:

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

o	There are concerns about the accounts presented or audit procedures used; or
o	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

o	There are serious concerns about the accounts presented or the audit procedures used;
o	The auditors are being changed without explanation; or
o	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

o	There are serious concerns about the statutory reports presented or the audit procedures used;
o	Questions exist concerning any of the statutory auditors being appointed; or
o	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

o	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors:

Director Elections

Vote FOR management nominees in the election of directors, unless:

o	Adequate disclosure has not been provided in a timely manner;
o	There are clear concerns over questionable finances or restatements;
o	There have been questionable transactions with conflicts of interest;
o	There are any records of abuses against minority shareholder interests; or
o	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

o	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
o	Failure to replace management as appropriate; or
o	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

o	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
o	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
o	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure:

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

o	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
o	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

o	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
o	Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

o	The repurchase can be used for takeover defenses;
o	There is clear evidence of abuse;
o	There is no safeguard against selective buybacks;
o	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

o	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
o	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items:

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
o	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
o	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

o	the parties on either side of the transaction;
o	the nature of the asset to be transferred/service to be provided;
o	the pricing of the transaction (and any associated professional valuation);
o	the views of independent directors (where provided);
o	the views of an independent financial adviser (where appointed);
o	whether any entities party to the transaction (including advisers) is conflicted; and
o	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

MAI-FAA-0311P

FIRST AMERICAN STRATEGY FUNDS, INC.

PART C — OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)(1)	Amended and Restated Articles of Incorporation, as executed on June 19, 1996. (1)

(a)(2)	Certificate of Designation designating new series and new share classes. (3)

(a)(3)	Articles of Amendment to Articles of Incorporation relating to sale of Global Growth Allocation Fund to Aggressive Allocation Fund, dated May 14, 2002. (5)

(a)(4)	Articles of Amendment to Articles of Incorporation relating to the reorganization of Income Builder Fund into Strategy Conservative Allocation Fund. (9)

(b)	Bylaws of Registrant, as amended. (8)

(c)	Not applicable.

(d)(1)	Investment Management Agreement between Registrant and Nuveen Fund Advisors, Inc. (12)

(d)(2)	Sub-Advisory Agreement between Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC. , dated January 1, 2011. (12)

(e)	Distribution Agreement between Registrant and Nuveen Investments, LLC, dated January 1, 2011. (12)

(f)	Not applicable.

(g)(1)	Custodian Agreement between the Registrant and First Trust National Association, dated October 1, 1996. (4)

(g)(2)	Assignment of Custodian Agreement and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998. (2)

(g)(3)	Supplement to Custodian Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999. (4)

(g)(4)	Amendment and Restatement of Compensation Agreement and Amendment to Custodian Agreement between Registrant and U.S. Bank National Association relating to compensation paid to custodian and transfer taxes and other disbursements, dated July 1, 2005. (8)

(h)(1)	Transfer Agent and Shareholder Servicing Agreement by and among Registrant, U.S. Bancorp Fund Services, LLC and FAF Advisors, Inc. (7)

(h)(2)	Fee Schedule to Transfer Agent and Shareholder Services Agreement, effective July 1, 2010. (10)

(h)(3)	Amendment to Transfer Agent and Shareholder Servicing Agreement, dated January 1, 2011. (12)

(h)(4)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated January 1, 2011. (12)

(i)	Opinion and Consent of Dorsey & Whitney LLP, dated February 28, 2011. (11)

(j)	Consent of Independent Registered Public Accounting Firm, dated March 18, 2011. (12)

(k)	Not applicable.

(l)	Not applicable.

(m)	Amended and Restated Distribution and Service Plan, effective September 19, 2006. (7)

(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective July 1, 2010. (10)

(o)	Reserved.

(p)	Code of Ethics and Reporting Requirements of Certain Subsidiaries of Nuveen Investments, Inc. (12)

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(q)	Original Powers of Attorney of Messrs. Amboian, Bremner, Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale, Stone and Stringer, dated January 1, 2011. (11)

(1)	Incorporated by reference to the registration statement filed on Form N-1A for Registrant.
(2)	Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(3)	Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to the post-effective amendment no. 20 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to the post-effective amendment no. 21 filed on Form N-1A for Registrant.
(6)	Incorporated by reference to the post-effective amendment no. 22 filed on Form N-1A for Registrant.
(7)	Incorporated by reference to the post-effective amendment no. 27 filed on Form N-1A for Registrant.
(8)	Incorporated by reference to the post-effective amendment no. 28 filed on Form N-1A for Registrant.
(9)	Incorporated by reference to the post-effective amendment no. 29 filed on Form N-1A for Registrant.
(10)	Incorporated by reference to the post-effective amendment no. 30 filed on Form N-1A for Registrant.
(11)	Incorporated by reference to the post-effective amendment no. 33 filed on Form N-1A for Registrant.
(12)	Filed herewith.

Item 29. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 30. Indemnification

The Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors’ conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

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ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”) manages the Registrant and serves as investment adviser or manager to other open-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Directors and Executive Officers” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position and Offices with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr., Co-President	Vice Chairman, Nuveen Investments, Inc., Chairman, Nuveen Asset Management, LLC, formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors, formerly, president, First American Funds.

William Adams, IV, Co-President	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.

Sherri A. Hlavacek, Managing Director and Corporate Controller	Managing Director and Corporate Controller (since 2010) of Nuveen Asset Management, LLC; Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Vice President and Controller of Nuveen Investment Solutions, Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Nuveen HydePark Group, LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Asset Management, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of Winslow Capital Management, Inc. and NWQ Holdings, LLC.

John L. MacCarthy, Director, Executive Vice President and Secretary	Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen 2008), Investments formerly, Holdings, Senior Inc. Vice ; Executive President Vice (2006-2008) President and (since Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Hydepark Group, LLC and Nuveen Investment Solutions, Inc.; Executive Vice President and Secretary (since 2011) of Nuveen Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Glenn R. Richter, Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

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(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant and also serves investment manager to other open-end and closed-end funds. In addition, Nuveen Asset Management serves as investment adviser to separately managed accounts. The following is a listing of the officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois, 60606.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr.	Chairman	Vice Chairman of Nuveen Investments, Inc., and Co-President of Nuveen Fund Advisors, Inc., formerly, Chief Executive officer and Chief Investment Officer of FAF Advisors, formerly, President, First American Funds.

William T. Huffman	President	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Fund Advisor, Inc.; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.

John L. MacCarthy	Executive Vice President and Secretary	Director, Executive Vice President and Secretary of Nuveen Fund Advisors, Inc.; Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Charles R. Manzoni, Jr.	Executive Vice President and General Counsel	Formerly, Chief Risk Officer, and Secretary and General Counsel, director on Board of Directors, FAF Advisors.

Sherri A. Hlavacek	Managing Director and Corporate Controller	Nuveen Fund Advisors, Inc. and (since 2011); Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc. Nuveen Investments Holdings, Inc. and (since 2011); Vice President and Controller of Nuveen Investment Solutions, Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Nuveen HydePark Group, LLC; Certified Public Accountant

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of Winslow Capital Management, Inc. and NWQ Holdings, LLC

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ITEM 32. PRINCIPAL UNDERWRITERS

(a) Nuveen Investments, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, First American Investment Funds, Inc. and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
John P. Amboian 333 West Wacker Drive Chicago, IL 60606	Chief Executive Officer	Trustee

William Adams IV 333 West Wacker Drive Chicago, IL 60606	Senior Executive Vice President	None

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	Managing Director	Vice President

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	Vice President and Funds Controller	Vice President and Controller

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606	Managing Director and Treasurer	Vice President and Treasurer

Mary E. Keefe 333 West Wacker Drive Chicago, IL 60606	Managing Director and Chief Compliance Officer	None

John L. MacCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President, Secretary and General Counsel	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Glenn R. Richter 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Paul C. Williams 333 West Wacker Drive Chicago, IL 60606	Managing Director	None

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Chief Administrative Officer

(c)	Not applicable.

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Item 33.	Location Of Accounts And Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Certificate of Incorporation, By-Laws, minutes of director and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, currently maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, maintain all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Registrant.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 333-07463 and 811-07687 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 21st day of March 2011.

FIRST AMERICAN STRATEGY FUNDS, INC.

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial/accounting officer)	March 21, 2011

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (Principal Executive Officer)	March 21, 2011

Robert P. Bremner*	Chairman of the Board and Director

John P. Amboian*	Director

Jack B. Evans*	Director

William C. Hunter*	Director

David J. Kundert*	Director

William J. Schneider*	Director

Judith M. Stockdale*	Director

Carole E. Stone	Director

Virginia L. Stringer*	Director

Terence J. Toth*	Director

*	An original power of attorney authorizing, among others, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement and amendments thereto, for each of the directors of the Registrant on whose behalf this registration statement is filed, is incorporated by reference to the post-effective amendment no. 33 filed on Form N-1A for Registrant.

March 21, 2011	By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-in-Fact

Index to Exhibits

Exhibit Number	Name of Exhibit

(d)(1)	Investment Advisory Agreement, dated January 1, 2011, between Registrant and Nuveen Fund Advisors, Inc.

(d)(2)	Sub-Advisory Agreement, dated January 1, 2011, between Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC.

(e)	Distribution Agreement between Registrant and Nuveen Investments, LLC, dated January 1, 2011.

(h)(3)	Amendment to Transfer Agent and Shareholder Servicing Agreement, dated January 1, 2011.

(h)(4)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC., dated January 1, 2011.

(j)	Consent of Independent Registered Public Accounting Firm, dated March 18, 2011.

(p)	Code of Ethics and Reporting Requirements of Certain Subsidiaries of Nuveen Investments, Inc.